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[GRAPHIC APPEARS HERE]

           Up Close

Horace Mann Mutual Funds
Semi-Annual Report
June 30, 2002


Dollar-cost
averaging attempts
to smooth the
peaks and valleys


Asset allocation
is only the beginning

[LOGO BELOW]
Horace Mann
Educated Financial Solutions

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Table of Contents
         Features

         Dollar-cost averaging attempts
            to smooth the peaks and valleys ..........................3

         Asset allocation is only the beginning ......................4

         Maximize contributions toward your retirement ...............6


         Departments


         Investment adviser letter ...................................9

         Financial statements ........................................11

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EDITOR'S NOTE: Nothing in these articles
should be construed as a promise or guarantee of future performance. Investment decisions are very personal and should take into account many individual factors. More complete information on the funds can be found in the current prospectuses.

This report must be preceded
or accompanied by a current prospectus.

Horace Mann
Educated Financial Solutions
[LOGO OF HORACE MANN MUTUAL FUNDS ABOVE]

Fellow Shareholders:

As the first half of 2002 comes to a close, it is clear this is a very emotional time for long-term investors. Recent returns in the stock market have created anxiety for investors, especially those who are nearing retirement. The Horace Mann Mutual Funds remain focused on the long term with the goal of keeping your hard-earned savings on track. By maintaining a long-term outlook, the short-term ups and downs of the markets can be more successfully navigated. We appreciate your continued confidence in the Horace Mann Mutual Funds.

Market review

The first quarter of 2002 demonstrated isolated pockets of promise as limited areas of the market staged a muted recovery. However, the second quarter ended hope of a large-scale turnaround as accounting issues, corporate ethics questions and uncertainty over national and global security drove markets lower. Stock price levels ended the first half of 2002 near the 2001 lows of post-Sept.
11. The market was unable to gain any momentum. Each piece of positive news was overwhelmed by equally disappointing news. The Wilshire 5000 Index and the S&P 500 Index were down significantly for the first half of 2002.

International markets were unable to generate positive momentum during the second quarter as disappointing news from the U.S. stock market overshadowed the global markets. While Japan was able to manage slight gains over the first part of the year, it finished below its year-end levels. Europe -- the United Kingdom in particular -- suffered through the first part of the year as lowered productivity results dragged stocks lower. The bond market rallied for the first half of the year, bolstered by the Federal Reserve not raising interest rates.

While 2002 has not shown signs of the recovery that some market observers expected, the investment managers of the Horace Mann Mutual Funds managed to preserve capital in a down market compared to their benchmarks. The value style of investing benefited the Equity Fund and the Socially Responsible Fund as both managed to limit shareholder losses. The Small Cap Growth Fund fell lower as that part of the market continued to experience high levels of volatility. The International Fund posted a negative return in a slumping global environment. The Short-Term Fund outpaced its benchmark and the Income Fund posted a positive return.

Perspective

This year has been challenging for stock market investors. The events of the past six months prove the need for a portfolio that is prudently diversified across several types of funds. As you continue to save for your goal of a comfortable retirement, it's nearly impossible to predict which area of the markets will perform the best from one year to the next. Staying invested in many different areas is essential.

Achieving long-term financial stability and well-being for you and your family is our common goal. We thank you for your continued confidence as we weather these uncertain times and look toward economic recovery. We encourage you to remain true to your retirement plans and maintain a long-term outlook in order to meet your individual retirement objectives.

Sincerely,

/s/ George Zock                                     /s/ Chris Fehr
George Zock                                         Chris Fehr
Chairman                                            President
Horace Mann Mutual Funds                            Horace Mann Mutual Funds



     Horace Mann Mutual Funds P.O. Box 4657 Springfield, Illinois 62708-4657
                         217-789-2500 www.horacemann.com

Dollar-cost averaging attempts
--------------------------------------------------------------------------------
to smooth the peaks and valleys

Nobody can correctly predict the beginning or ending of a bull or bear market. In fact, much money has been lost trying to "time" the market. The roller-coaster ride of the stock market can be made smoother using a dollar-cost averaging strategy.

Dollar-cost averaging is simple: put a predetermined amount of money into a financial plan (tax-deferred annuity (TDA), retirement annuity, etc.) at regular intervals, such as monthly. When the market is down, you reap the benefits of purchasing more shares at a lower, more attractive cost. When the market is up, you purchase fewer shares, of course, because prices are higher.

Date           Investment           Price           Shares

Jan. 15          $100                $10             10.0
Feb. 15          $100                $9              11.1
March 15         $100                $8              12.5
April 15         $100                $10             10.0
May 15           $100                $9              11.1
June 15          $100                $8              12.5
July 15          $100                $6              16.7
Aug. 15          $100                $8              12.5
Sept. 15         $100                $10             10.0
Oct. 15          $100                $8              12.5
Nov. 15          $100                $12              8.3
Dec. 15          $100                $10             10.0
------------------------------------------------------------------

Totals:        $1,200                               137.2

Dollar-cost averaging encourages discipline and eliminates the guesswork of timing the market, which has brought few investors lasting success. However, it does not ensure a profit or protect against loss. As an investor, you must consider your emotional and financial ability to sustain a market decline or weather fluctuating price levels.

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How does it work?

Let's say you would like to invest $1,200 in a TDA. Of course, you could deposit $1,200 on Jan. 15 as a lump sum. In the above example it would be worth $1,200 on Dec. 15. Or you could use dollar-cost averaging and make 12 monthly payments of $100, buying shares at both highs and lows, as in the above example.


By using dollar-cost averaging, the above example is worth $1,372, which is 17.2 more shares and $172 more than a lump-sum investment would have provided.

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Asset allocation is only
----------------------------------------------------
the beginning

Dollar-cost averaging is methodic and systematic. It's a disciplined approach that takes the emotion out of investing. And it works best when you have a lengthy period to invest.

Dollar-cost averaging is also an approach that can be easily used with asset allocation. Your Horace Mann agent can assist you with dollar-cost averaging by using our asset allocation software. Many of you have reviewed the software with your agent and developed an asset allocation plan for your Horace Mann variable annuity.

For others, this may be a new procedure. Simply, asset allocation is a step-by-step process that considers your risk tolerance, or comfort level, of investing, and uses that to suggest a portfolio using the different types of investment options available in your annuity. Asset allocation puts you at ease knowing your annuity investments are being appropriately managed specifically with your comfort level in mind.

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Rebalancing

As time goes by, and the markets experience their ups and downs, your portfolio may experience gains in some areas and losses in others, causing your portfolio and asset allocation plan to get out of sync. It's worthwhile to periodically make adjustments, or "rebalance," your portfolio.

On a regular basis, whether it's every three, six or 12 months, you may want to rebalance your portfolio. This counters the fact that different assets have performed differently and now comprise different percentages of your Horace Mann variable annuity. The accompanying pie chart demonstrates the rebalancing process.

[PIE CHART APPEARS HERE]

[PIE CHART APPEARS HERE]

[PIE CHART APPEARS HERE]

Rebalancing allows you to maintain your plan. In this graphic, Investment A experiences a good increase. Investment B also grows, but Investment C does not grow at all. To rebalance the portfolio, a portion of Investment A is sold and a relatively small amount of Investment B is sold. The money from the sale of A and B is used to purchase more C. The investments that increased in value over time were sold, locking in a gain. Investments that had decreased or not grown in value were bought, and bought at a lower price.

On a regular basis, whether it's every three, six or 12 months, you may want to rebalance your portfolio.

The asset allocation software process helps you determine what investment options you should choose in your portfolio based on your investment style. The pie chart shows percentages of each investment style for your portfolio value. These percentage values should be maintained. For example, your plan may indicate the international investment option should comprise 15 percent of your portfolio. At your next review, the international portion makes up 20 percent of your investments. Simply pull the growth from the international option (5 percent) and add it to the investment option(s) that incurred a decrease.


Rebalancing can be automatic

Rebalancing can happen automatically in your Annuity Alternatives contract. This helps simplify the process and also discourages you from attempting to "time the market."

You and your agent should agree on how often this automated rebalancing should occur, and you will not incur additional expense for this service.

A common objection from investors is "why move money out of what's going great?" But look at the graphic (below) and see what happened when clients left too much money in their large growth stock in 1999 after a 34.73 percent gain. In 2000, it was the worst performing sector (-24.98 percent).

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
               1996                     1997                     1998
   Best        large growth   22.46     small value    33.89     large growth   42.32
Performance    small value    21.16     large value    33.25     foreign        19.97
               large value    21.92     large growth   32.78     large value    14.94
               small growth   12.77     small growth   14.32     bonds           8.67
   Worst       foreign         6.05     bonds           9.68     small growth   -6.90
performance    bonds           3.61     foreign         1.77     small value    -6.99


               1999                     2000                     2001
   Best
Performance    small growth   52.56     small value    23.21     bond            1.16
               large growth   34.73     bonds          11.63     large growth   -7.81
               foreign        26.97     large value     1.09     large value    -8.93
               large value     8.27     foreign       -14.16     foreign       -10.13
   Worst       bonds          -0.83     small growth  -24.74     small value   -13.01
performance    small value    -1.41     large growth  -24.98     small growth  -16.07

Volatility of different asset classes and the benefit of rebalancing
For an example of how a portfolio can get off track, notice the volatility small growth stocks showed through 1998 and 1999. Small growth stocks finished down in 1998 (-6.90%) but rebounded to a resounding 52.56 percent growth rate the next year. With rebalancing, you would have bought small growth stocks in 1998 and reaped the gains the following year.

Remaining true to your plan has historically proven more successful than chasing performance. And for asset allocation to work, the Horace Mann variable annuity must not only be rebalanced, but at a predetermined time. You and your agent can determine a schedule.

Remember, what goes up generally comes down. But when it will fall nobody for certain. Asset allocation rebalancing takes the guesswork out of retirement planning.

Maximize contributions toward your retirement.

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You can take advantage of revised contribution limits for traditional and Roth
IRAs, 457s and 403(b)s. As a result of new tax laws that took effect as of Jan. 1, 2002, you will be able to contribute more to your retirement savings, with the contributions increasing through 2009. Below is a chart to help you understand and keep track of the rising contribution limits:

                       403(b),457              Roth and Traditional IRAs
Tax year    Under age 50      50 or above     Under age 50     50 or above
--------    ------------      -----------     ------------     -----------
2002          $11,000           $12,000          $3,000          $3,500
2003          $12,000           $14,000          $3,000          $3,500
2004          $13,000           $16,000          $3,000          $3,500
2005          $14,000           $18,000          $4,000          $4,500
2006          $15,000           $20,000          $4,000          $5,000
2007          $15,000*          $20,000**        $4,000          $5,000
2008          $15,000*          $20,000**        $5,000          $6,000
2009          $15,000*          $20,000**        $5,000          $6,000

* Amounts are adjusted for inflation in $500 increments in these and subsequent years.

** The contribution amount and the catch-up contribution amount (both of which are combined to equal the limit shown in the chart) are separately adjusted for inflation in $500 increments in these and subsequent years.

For Annuity Alternatives Contract Owners and Public Shareholders

The first two tables below reflect the six-month return and average annual rates of return for investment options within the Annuity Alternatives contract as of June 30, 2002. For contributions which remained invested in an Annuity Alternatives contract, returns are shown first. For contracts which were surrendered, returns are shown second. Redemption has no effect on the variable account rates of return after the initial five-year contract period. The third table below reflects the six-month return and average annual rates of return for the Public Shareholders along with the comparable benchmark. Redemption has no effect on Public Shareholders.

Returns if money remained invested, based on a $1,000 investment.

                                                                                            Since
Variable Account                       Year to Date      1 Year     5 years    10 years   Inception
                                       -------------     ------     -------    --------   ---------
Equity Fund                               (9.96)%        (13.68)%    (2.42)%    7.21%       7.47%/1/
Balanced Fund                             (5.30)          (5.83)      1.00      7.00        7.34 /1/
Income Fund                                1.90            6.14       5.18      5.01        5.74 /1/
Short-Term Investment Fund                 0.48            2.12       3.56      3.16        3.55 /1/
Small Cap Growth Fund                    (25.66)         (35.44)     (2.16)       -        (1.11)/2/
International Equity Fund                 (4.68)         (16.64)     (0.50)       -         0.44 /2/
Socially Responsible Fund                 (4.83)          (7.97)      3.90        -         5.42 /2/


Returns if money was withdrawn early, based on a $1,000 investment.

                                                                                            Since
Variable Account                       Year to Date      1 Year     5 years    10 years   Inception
                                       -------------     ------     -------    --------   ---------
Equity Fund                              (17.17)%        (20.58)%    (2.42)%    7.21%       7.47%/1/
Balanced Fund                            (12.88)         (13.37)      1.00      7.00        7.34 /1/
Income Fund                               (6.25)          (2.35)      5.18      5.01        5.74 /1/
Short-Term Investment Fund                (7.56)          (6.05)      3.56      3.16        3.55 /1/
Small Cap Growth Fund                    (31.61)         (40.60)     (2.16)       -        (1.11)/2/
International Equity Fund                (12.31)         (23.31)     (0.50)       -         0.44 /2/
Socially Responsible Fund                (12.44)         (15.33)      3.90        -         5.42 /2/

                                                                                            Since
Public Shareholders                    Year to Date      1 Year     5 years    10 years   Inception
                                       -------------     ------     -------    --------   ---------
Equity Fund                               (9.40)%        (12.58)%    (1.16)%    8.57%       8.84%/1/
S&P 500 Stock Index                      (13.16)         (17.97)      3.67     11.44       11.26

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                                                                              7

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[PHOTO APPEARS HERE]

The average annual total rates of return assume contributions were made on the first business day of the period indicated.

Total return measures the past performance of each fund subaccount and does not represent the actual experience of investments made by a particular contract owner. The total return and principal value of an account will fluctuate. The value of an account may be worth more or less than its original cost, when redeemed, depending upon market fluctuations. Past performance does not guarantee future results.

The rates of return of each variable subaccount of the Annuity Alternatives contracts were adjusted for a 1.35 percent mortality and expense fee until March 1, 1999, when the fee was reduced to 1.25 percent. Annuity contracts issued prior to January 1984 have mortality and expense charges or sales fees that differ from those of the Annuity Alternatives contracts. Such other charges and fees do not exceed those reflected in the tables above.

Annuity Alternatives contracts require a $25 annual maintenance charge on the contract anniversary when the contract value is less than $10,000. This charge, which is not reflected in the returns on the previous page, after the first contract year would reduce the total rates of return by 2.5 percent on a $1,000 investment or .5 percent on a $5,000 investment.

During the first five contract years, redemption charges range from 2 to 8 percent for the flexible premium contracts and 1 to 5 percent for single premium contracts. The average annual total returns with redemption are calculated using flexible premium redemption charges. Distributions from an annuity may be subject to federal taxes and a 10 percent IRS penalty if withdrawn before age
59 1/2.

On Feb. 19, 2002 Oechsle International Advisors, LLC replaced Zurich Scudder Investments, Inc. as the subadviser of the International Equity Fund.

Returns in the tables are shown net of expenses of the underlying Horace Mann Mutual Funds. For the six months ended June 30, 2002, the funds received credits on overnight cash balances resulting in a reduction of custody expenses. Commission credits were used to pay certain expenses for the Equity Fund from 1994 through June 30, 2002, and for the Balanced Fund from 1994 through Jan. 19, 2000. For the six months ended June 30, 2002, certain expenses were assumed/waived for all funds. In addition, certain Balanced and Income Funds' expenses were assumed/waived through 1987 and 1996, respectively. Certain Short-Term Investment Fund expenses have been assumed/waived since 1983. Certain expenses for the Small Cap Growth, International Equity and Socially Responsible Funds have been assumed/waived since their inception, March 10, 1997. Assumed/waived expenses and the use of credits resulted in higher actual returns and for some funds exceeded 1 percent depending on the expenses assumed/waived. There is no guarantee that certain expenses will be assumed/waived or the use of credits will continue in the future.

/1/ Since inception for the Equity, Balanced, Income and Short-Term Investment Funds refers to Nov. 1, 1989, the date Wellington Management Company, LLP became their investment adviser. Effective May 1, 1997, Wellington Management Company, LLP became the funds' subadviser. On March 1, 1999 Wilshire Associates, Inc. became the investment adviser for the Funds. Wilshire employs subadvisers to manage the Funds.

/2/ Since inception for the Small Cap Growth, International Equity and Socially Responsible Funds refers to their beginning date, March 10, 1997. The investment subadvisers are BlackRock Financial Management, Inc. and Mazama Capital Management for the Small Cap Growth Fund, Oechsle International Advisors, LLC for the International Equity Fund and Bernstein Investment Research and Management Unit of Alliance Capital Management, L.P. for the Socially Responsible Fund.



8

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[LOGO OF WILSHIRE ASSOCIATES]

                        Wilshire Associates
                        1299 Ocean Avenue, Suite 700 Santa Monica, CA 90401-1085 TEL 310.451.3051 FAX 310.458.0520 www.wilshire.com


Management's Discussion and Analysis
Horace Mann Mutual Funds
First Half 2002

To the Shareholders of the Horace Mann Mutual Funds:

With the close of the first half of 2002, we are pleased to write to you about the Horace Mann Mutual Funds. The markets have continued to fall since we last reported in December. Corporate scandals, bleak earnings, a sluggish economic recovery and the war on terror caused equity markets to spiral down. We continue to believe that keeping perspective on short-term market swings is critical for long-term investors. Short-term turbulence is an expected and integral part of the way markets work, and long-term investors must exercise patience in order to attain their objectives. The Horace Mann Mutual Funds are managed to seek to provide investors with an excellent opportunity to save for retirement. This philosophy remains true despite the recent short-term pullback in the equity market.

As the current economic slowdown continues, we sincerely appreciate your confidence in the Horace Mann Mutual Funds. We believe the funds are superior investment options that will provide you the opportunity for capital growth or stable income in the long term. We are honored to serve as adviser to the funds and work diligently to ensure the funds provide appropriate results.

Market environment

Investors were hoping for a second-half recovery at the start of the year. However, the first half of 2002 continued to provide challenges to equity investors and gave little evidence the economy was turning for the better. Investors continued to lose confidence in the stock market as revelations about accounting improprieties and ethical issues involving senior executives at several prominent companies surfaced.

As investors continue to seek stable earnings, value stocks continue to outperform growth stocks. There was not any sizable difference between the returns of the stocks of small companies versus those of large companies. Only the small value equity style managed gains. Technology stocks continued to slide, causing significant pressure on the markets. The telecommunications sector within technology was particularly disappointing as earnings suffered and capital spendings increased.

Bonds fared better than stocks. Government bonds posted solid positive returns as investors sought the security of agency issues. Corporate bonds were tainted with the same negative news that hurt stocks as earnings disappointments increased the risk of default and bankruptcy. High yield bonds rose in the first quarter but fell by approximately the same amount in the second quarter to produce a relatively flat first half.

International equities fell with U.S. equities. Slowing economic growth was seen throughout the world, and many international equity markets slumped as a result. Europe -- the United Kingdom in particular -- finished the first half of the year at levels lower than at the end of 2001. Japan managed to produce marginal gains as the Pacific Basin was the only bright spot among global markets. Emerging markets also withstood the first-half pressure fairly well, producing favorable gains in Korea and China. On an investment-style basis, value outperformed growth globally.

Funds results

Domestic Equities

Though the broad market came under significant pressure, the Equity Fund outperformed its benchmark and protected capital for its shareholders because of its value style orientation. The fund was able to weather the storm of the equity market by holding a number of "old economy" stocks that performed well versus their "new economy" counterparts. The financial services sector, a classic value sector, was the strongest performer. Additionally, the fund's underweight in technology holdings helped it limit losses as compared to the broad market. However, the fund's holdings in the communications services sector hurt performance. The overall performance benefited investors in the Balanced Fund, which is comprised of units of the Equity Fund and the Income Fund.

The Socially Responsible Fund benefited from its value style orientation as it protected shareholder assets in a down market. The Socially Responsible Fund generated positive returns from the technology area due to a significant underweight in holdings. Additionally, the fund added value with strong selections in consumer staples and consumer discretionary stocks. However, overall the fund did post a negative return. The impact of the social screens used in the investment process was marginal.

The Small Cap Growth Fund continued to experience pressure, posting a negative return. In a period characterized by sharp volatility, the Small Cap Growth Fund held a number of stocks that disappointed. The biotechnology area continued to be a source of pressure. Despite the recent performance, Wilshire is confident in the philosophy of the managers and will remain vigilant in its oversight of the Small Cap Growth Fund.

International Equities

As the international markets fell in concert with domestic stocks, the International Equity Fund posted a negative return. The slowdown suffered by the United States economy also impacted foreign markets, and the fund was not able to capture the benefits of a weakening dollar. The fund benefited from its holdings in emerging markets, as Korea and Taiwan generated healthy returns. Japanese holdings also managed to post strong returns, reversing their recent downward trend. Though the fund's performance fell short of expectations, the long-term results remain favorable.

Domestic Fixed Income

The Income Fund generated a positive return. The solid returns were a boon to those investors who properly diversified their portfolios. Despite strong performance in the first quarter, bonds fell in concert with equities in the second quarter. The Federal Reserve did not adjust interest rates during the first six months of 2002. Investors were unwilling to hold longer-term bonds and sought the safety of intermediate term issues. Accordingly, the Fund was hurt by its holdings in long-term bonds. Credit quality was a key in the environment and the fund was hurt by several of its corporate holdings as multiple issues were downgraded.

Conclusion

Long-term investors continued to be tested in the first six months of 2002. Heading into the second half of 2002, Wilshire will continue to apply our time-tested process to attempt to add value for you as you plan for retirement. We believe that investors who take on acceptable risks within their portfolio will benefit in the long term.

Through a strong partnership with Horace Mann, we believe we can provide an excellent selection of funds that will enable you to construct a balanced, diversified approach to reaching your financial goals. Thank you again for your confidence in the Horace Mann Mutual Funds.

Sincerely,


/s/ Michael P. O'Keeffe                       /s/ Thomas M. Goodrum, Jr.
------------------------                      ---------------------------
Michael P. O'Keeffe, CFA                      Thomas M. Goodrum, Jr., CFA
Managing Director                             Vice President

Semi-Annual Report
June 30, 2002

Horace Mann Mutual Funds

Equity Fund
Balanced Fund
Income Fund
Short-Term Investment Fund
Small Cap Growth Fund
International Equity Fund
Socially Responsible Fund

Board of Trustees
A. Thomas Arisman                       Richard D. Lang
Roger Formisano                         Harriet A. Russell
A. L. Gallop                            George J. Zock, Chairman
Richard A. Holt

Officers of the Funds
Christopher M. Fehr                     Linda L. Sacco
President                               Assistant Secretary

Bret A. Conklin                         Elizabeth E. Arthur
Controller                              Anti-Money Laundering Compliance Officer

J. Michael Henderson                    Diane M. Barnett
Treasurer                               Tax Compliance Officer

Ann Caparros
Secretary and
Ethics Compliance Officer


--------------------------------------  ----------------------------------------
Administrator                           Investment Subadvisers
Horace Mann Investors, Inc.             Bernstein Investment Research and
1 Horace Mann Plaza                     Management Unit of Alliance
Springfield, IL 62715                   Capital Management, L.P.
                                        767 Fifth Avenue
Investment Adviser                      New York, NY 10153
Wilshire Associates Incorporated
1299 Ocean Avenue                       BlackRock Financial Management, Inc.
Santa Monica, CA 90401-1085             345 Park Avenue
                                        New York, NY 10154-0010
Custodian
State Street Bank and Trust Company     Mazama Capital Management
801 Pennsylvania Avenue                 One SouthWest Columbia
Kansas City, MO 64105                   Suite 1860
                                        Portland, OR 97258
Independent Auditors
KPMG LLP                                Mellon Equity Associates, LLP
303 East Wacker Drive                   500 Grant Street, Suite 4200
Chicago, IL 60601                       Pittsburgh, PA 15258

                                        Oechsle International Advisors, LLC
                                        One International Place
                                        Boston, MA 02110

                                        Wellington Management Company, LLP
                                        75 State Street
                                        Boston, MA 02109

                                        Western Asset Management Company
                                        117 E. Colorado Blvd., Suite 600
                                        Pasadena, CA 91105

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)

Financial Highlights
June 30, 2002

PER SHARE DATA                                                  Less Distribution From:
              Net Asset                           Total Income
                Value      Net      Net Realized  (Loss) From      Net         Net
Period        Beginning Investment and Unrealized Investments   Investment   Realized       Total
Ended         of Period Income/1/  Gain (Loss)/1/ Operations/1/   Income      Gains     Distributions

EQUITY FUND/6/
-----------------------------------------------------------------------------------------------------

June 30, 2002  $19.57     $0.10        $(1.94)       $(1.84)      $  --       $  --         $  --
2001            20.65      0.21         (1.08)        (0.87)       0.21          --          0.21
2000            21.92      0.21         (1.23)        (1.02)       0.25          --          0.25
1999            24.34      0.26         (0.91)        (0.65)       0.25        1.52          1.77
1998            25.66      0.41          1.51          1.92        0.41        2.83          3.24
1997            23.76      0.40          5.09          5.49        0.39        3.20          3.59

BALANCED FUND/6/
-----------------------------------------------------------------------------------------------------

June 30, 2002  $16.34     $  --        $(0.78)       $(0.78)      $  --       $  --         $  --
2001            16.76      0.65         (0.41)         0.24        0.66          --          0.66
2000            17.27      0.58         (0.42)         0.16        0.67          --          0.67
1999            18.90      0.62         (0.84)        (0.22)       0.63        0.78          1.41
1998            19.82      0.73          0.77          1.50        0.74        1.68          2.42
1997            18.94      0.65          2.92          3.57        0.62        2.07          2.69

INCOME FUND/5/
-----------------------------------------------------------------------------------------------------

June 30, 2002  $12.30     $0.32        $(0.03)       $ 0.29       $  --       $  --         $  --
2001            12.39      0.78          0.33          1.11        0.85        0.35          1.20
2000            12.24      0.82          0.27          1.09        0.94          --          0.94
1999            13.24      0.76         (0.97)        (0.21)       0.79          --          0.79
1998            13.00      0.78          0.27          1.05        0.69        0.12          0.81
1997            12.69      0.81          0.39          1.20        0.85        0.04          0.89

/1/The "Net Investment Income" per share and the "Net Realized and Unrealized
   Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calculated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.

/2/The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

/3/If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)


          RATIO/SUPPLEMENTAL DATA                                       Ratio to Average Net
                                                                       Assets Before Waived &
                                                                         Reimbursed Expenses
                                       Ratio of   Ratio of
Net Asset                Net Assets    Expenses  Net Income Portfolio                Ratio of
Value End   Total      End of Period  to Average to Average Turnover   Ratio of   Net Investment
of Period Return/2,3/  (in thousands) Net Assets Net Assets   Rate    Expenses/4/   Income/4/

------------------------------------------------------------------------------------------------

 $17.73     (9.40)%/7/    $528,376       0.41%      0.50%     15.41%     0.45%         0.46%
  19.57     (4.21)         600,016       0.82       1.04      38.13      0.87          0.99
  20.65     (4.64)         667,731       0.82       1.05     116.56      0.87          0.98
  21.92     (2.54)         625,133       0.73       1.09     205.70      0.79          1.04
  24.34      7.64          670,731       0.51       1.57      59.63        --            --
  25.66     23.45          598,502       0.53       1.50      54.56        --            --

------------------------------------------------------------------------------------------------

 $15.56     (4.72)%/7/    $269,475      (0.01)%    (0.01)%     2.50%    (0.01)%       (0.01)%
  16.34      1.39          292,176       0.05       3.79       9.81      0.05          3.79
  16.76      0.93          314,728       0.06       3.38     120.51      0.07          3.37
  17.27     (1.11)         402,539       0.75       3.30     155.53      0.77          3.28
  18.90      7.68          427,920       0.50       3.60      63.69        --            --
  19.82     19.04          387,110       0.51       3.12      77.54        --            --

------------------------------------------------------------------------------------------------

 $12.59      2.52%/7/     $124,842       0.43%      2.53%    154.07%     0.46%         2.50%
  12.30      8.88          126,045       0.81       5.96     348.18      0.88          5.89
  12.39      8.89          137,184       0.88       7.02     422.38      0.92          6.98
  12.24     (1.57)          13,175       0.99       5.83      33.09      1.03          5.79
  13.24      8.09           13,959       0.88       5.85      46.60        --            --
  13.00      9.42            9,658       0.92       6.09      96.80        --            --

/4/Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect commissions credits and earnings credits on cash balances.

/5/Certain expenses for the Income Fund were assumed or waived by Horace Mann
   Investors, Inc. through December 31, 1996, for years ending December 31, 1999, 2000, 2001 and for the period ending June 30, 2002.

/6/Certain expenses for the Equity and Balanced Funds were assumed or waived by Horace Mann Investors, Inc. for the years ending December 31, 1999, 2000, 2001 and for the period ending June 30, 2002.

/7/The returns for the six month period ended June 30, 2002 are not annualized.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)

Financial Highlights (concluded)
June 30, 2002

PER SHARE DATA                                                  Less Distribution From:
              Net Asset    Net                    Total Income
                Value   Investment  Net Realized  (Loss) From      Net         Net
Period        Beginning   Income   and Unrealized Investments   Investment   Realized       Total
Ended         of Period (Loss)/1/  Gain (Loss)/1/ Operations/1/   Income      Gains     Distributions

SHORT-TERM FUND/4/
-----------------------------------------------------------------------------------------------------

June 30, 2002  $10.08     $ 0.10       $ 0.01        $ 0.11       $  --       $  --         $  --
2001             9.92       0.39         0.12          0.51        0.33        0.02          0.35
2000             9.89       0.57         0.01          0.58        0.55          --          0.55
1999             9.98       0.47         0.01          0.48        0.56        0.01          0.57
1998             9.99       0.49         0.01          0.50        0.51          --          0.51
1997            10.03       0.51           --          0.51        0.55          --          0.55

SMALL CAP GROWTH FUND/5/
-----------------------------------------------------------------------------------------------------

June 30, 2002  $12.15     $(0.08)      $(2.98)       $(3.06)      $  --       $  --         $  --
2001            17.31      (0.12)       (5.04)        (5.16)         --          --            --
2000            19.76      (0.12)       (2.03)        (2.15)         --        0.30          0.30
1999            12.38      (0.15)        8.96          8.81          --        1.43          1.43
1998            11.70      (0.07)        0.75          0.68          --          --            --
1997            10.00      (0.02)        1.72          1.70          --          --            --

INTERNATIONAL EQUITY FUND/5/
-----------------------------------------------------------------------------------------------------

June 30, 2002  $10.52     $ 0.02       $(0.46)       $(0.44)      $  --       $  --         $  --
2001            14.27         --        (3.75)        (3.75)         --          --            --
2000            17.52       0.03        (3.10)        (3.07)         --        0.18          0.18
1999            12.13       0.08         6.18          6.26        0.03        0.84          0.87
1998            10.27       0.11         1.84          1.95        0.09          --          0.09
1997            10.00       0.08         0.27          0.35        0.08          --          0.08

SOCIALLY RESPONSIBLE FUND/5/
-----------------------------------------------------------------------------------------------------

June 30, 2002  $12.75     $ 0.07       $(0.61)       $(0.54)      $  --       $  --         $  --
2001            14.11       0.14        (1.17)        (1.03)       0.14        0.19          0.33
2000            13.81       0.13         1.07          1.20        0.14        0.76          0.90
1999            12.99       0.17         0.91          1.08        0.14        0.12          0.26
1998            12.10       0.27         0.91          1.18        0.17        0.12          0.29
1997            10.00       0.10         2.20          2.30        0.10        0.10          0.20

/1/The "Net Investment Income (Loss)" per share and the "Net Realized and
   Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calculated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.

/2/The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

/3/If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)


          RATIO/SUPPLEMENTAL DATA                                         Ratio to Average Net
                                                                         Assets Before Waived &
                                                                           Reimbursed Expenses
                                         Ratio of   Ratio of
Net Asset                  Net Assets    Expenses  Net Income Portfolio                Ratio of
Value End    Total       End of Period  to Average to Average Turnover   Ratio of   Net Investment
of Period  Return/2,3/   (in thousands) Net Assets Net Assets   Rate    Expenses/7/   Income/7/

--------------------------------------------------------------------------------------------------

 $10.19        1.09%/8/     $ 4,093        0.12%      1.04%      0.00%     0.53%         0.63%
  10.08        5.17           2,796        0.33       4.20       0.00      1.36          3.17
   9.92        5.81           1,982        0.49       5.62       0.00      1.81          4.30
   9.89        4.77           1,743        0.32       4.71       0.00      1.90          3.13
   9.98        4.97           1,331        0.69       4.78       0.00      2.59          2.88
   9.99        5.09           1,151        0.50       4.98       0.00      2.52          2.96

--------------------------------------------------------------------------------------------------

 $ 9.09      (25.19)%/8/    $43,259        0.83%     (0.79)%   113.21%     0.92%        (0.88)%
  12.15       29.81          58,437        1.54       1.14     318.83      1.71          1.31
  17.31      (10.84)         83,597        1.50      (0.57)    233.11      1.67         (0.74)
  19.76       71.55          60,497        1.50      (1.03)    172.20      1.64         (1.17)
  12.38        5.81          28,655        1.11      (0.59)    168.31      1.75         (1.23)
  11.70    17.01/6/          16,525        0.78      (0.19)     91.49      1.44         (0.85)

--------------------------------------------------------------------------------------------------

 $10.08       (4.09)%/8/    $32,326        0.80%      0.17%    100.35%     0.81%         0.16%
  10.52      (26.35)         33,544        1.53       0.00     103.42      1.54         (0.01)
  14.27      (17.51)         42,689        1.47       0.18      69.30      1.51          0.14
  17.52       51.83          26,403        1.30       0.53      77.74      1.69          0.14
  12.13       18.95          10,311        1.03       0.99      57.71      2.06         (0.04)
  10.27    3.46 /6/           5,214        0.46       1.29      31.99      1.82         (0.07)

--------------------------------------------------------------------------------------------------

 $12.21       (4.24)%/8/    $68,849        0.51%      0.57%     15.87%     0.61%         0.47%
  12.75       (7.30)         71,644        1.04       1.05     141.96      1.20          0.89
  14.11        8.79          76,011        1.07       0.96      99.11      1.20          0.83
  13.81        8.39          59,533        1.00       1.28      60.46      1.12          1.16
  12.99        9.80          35,564        0.64       2.10      41.63      1.12          1.62
  12.10    23.04/6/           9,213        0.49       1.65      20.85      1.16          0.98

/4/Certain expenses for the Short-Term Fund were assumed or waived by Horace
   Mann Investors, Inc. through June 30, 2002.

/5/Certain expenses for the Small Cap Growth, International Equity and Socially
   Responsible Funds were assumed or waived by Horace Mann Investors, Inc. since their inception, March 10, 1997.

/6/The returns are not annualized.

/7/Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect earnings credits on cash balances.

/8/The returns for the six month period ended June 30, 2002 are not annualized.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)

                                    [CHART]

Cash & Other Net Assets 1.6%

Common Stock 98.4%

Statement of Investments
Equity Fund
June 30, 2002

                                                         Number of  Market
                                                          Shares    (000)
   -------------------------------------------------------------------------
   COMMON STOCK Aerospace 1.52%
                  Boeing Co.                               43,300  $   1,949
                  General Dynamics Corp.                   13,900      1,478
                  Goodrich Corp.                           13,300        363
                  Lockheed Martin Corp.                    28,000      1,946
                  Rockwell Collins, Inc.                   22,600        620
                  United Technologies Corp.                24,400      1,657
                -----------------------------------------------------------
                                                                       8,013
                Automotive 1.92%
                  Cooper Tire & Rubber Co. - A             31,800        653
                  Dana Corp.                               64,700      1,199
                  Ford Motor Co.                           58,100        930
                  General Motors Corp.                     33,500      1,791
                  Genuine Parts Co.                        62,600      2,183
                  Goodyear Tire & Rubber Co.               65,600      1,227
                  Lear Corp.*                              30,200      1,397
                  Magna International, Inc. - A            11,400        785
                -----------------------------------------------------------
                                                                      10,165
                Banks & Financial Services 19.76%
                  Americredit Corp.*                       29,000        813
                  AmSouth Bancorporation                  135,300      3,028
                  Bank of America Corp.                   128,000      9,006
                  Bank One Corp.                          145,200      5,587
                  Bear Stearns Companies, Inc.             20,600      1,261
                  Charter One Financial, Inc.              74,110      2,548
                  Citigroup, Inc.                         385,181     14,926
                  Countrywide Credit Industries, Inc.      25,900      1,250
                  Federal Home Loan Mortgage Corp.         14,500        887
                  Federal National Mortgage Association    14,800      1,091
                  First Tennessee National Corp.           27,400      1,049
                  FleetBoston Financial Corp.             149,101      4,823
                  Golden West Financial Corp.              23,600      1,623
                  Goldman Sachs Group, Inc.                23,100      1,694
                  Greenpoint Financial Corp.               22,300      1,094
                  Household International, Inc.            54,900      2,729
                  J.P. Morgan Chase & Co.                 103,340      3,505
                  KeyCorp                                 159,900      4,365
                  Lehman Brothers Holdings, Inc.           42,800      2,676
                  Marshall & Ilsley Corp.                  20,400        631
                  MBNA Corp.                               49,400      1,634
                  Merrill Lynch & Company, Inc.            66,600      2,697
                  Morgan Stanley Dean Witter & Co.         54,700      2,356
                  National City Corp.                      79,500      2,643
                  North Fork Bancorporation                28,700      1,143
                  Regions Financial Corp.                  48,500      1,705
                  Southtrust Corp.                        139,700      3,649
                  Union Planters Corp.                    103,200      3,341
                  U.S. Bancorp                            146,611      3,423
                  Wachovia Corp.                          185,700      7,090
                  Washington Mutual, Inc.                 107,400      3,986
                  Wells Fargo & Co.                       122,500      6,132
                -----------------------------------------------------------
                                                                     104,385

16
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)


Statement of Investments (continued)
Equity Fund
June 30, 2002

                                                            Number of  Market
                                                             Shares    (000)
 ------------------------------------------------------------------------------
 COMMON STOCK  Business Machines 2.44%
   (continued)   Dell Computer Corp.*                         79,100  $   2,071
                 Hewlett-Packard Co.                         302,316      4,619
                 International Business Machines Corp.        70,300      5,062
                 Storage Technology Corp.*                    28,700        458
                 Xerox Corp.*                                 96,700        674
               ---------------------------------------------------------------
                                                                         12,884
               Business Services 1.14%
                 Accenture Ltd.* - A                          56,800      1,079
                 ALLETE, Inc.                                 14,900        404
                 Automatic Data Processing, Inc.              43,400      1,890
                 Cendant Corp.*                               38,700        615
                 Electronic Data Systems Corp.                39,000      1,449
                 ITT Educational Services, Inc.*              27,800        606
               ---------------------------------------------------------------
                                                                          6,043
               Chemicals 3.70%
                 Air Products & Chemicals, Inc.               12,200        616
                 Cabot Corp.                                  27,500        788
                 Dow Chemical Co.                            133,098      4,576
                 Du Pont (E.I.) de Nemours & Co.             130,300      5,785
                 Eastman Chemical Co.                         32,700      1,534
                 FMC Corp.*                                   13,100        395
                 H.B. Fuller Co.                              19,500        571
                 Lubrizol Corp.                               22,400        750
                 Monsanto Co.                                 17,800        317
                 PPG Industries, Inc.                         15,900        984
                 Praxair, Inc.                                21,000      1,196
                 Sherwin Williams Co.                         67,300      2,014
               ---------------------------------------------------------------
                                                                         19,526
               Communication Equipment & Services 4.44%
                 AT&T Corp.                                   15,000        161
                 BellSouth Corp.                              94,500      2,977
                 Corning, Inc.*                              106,700        379
                 Garmin Ltd.*                                 17,300        381
                 Nokia Corp. (ADR)                            20,500        297
                 Nortel Networks Corp.*                      705,300      1,023
                 Polycom, Inc.*                               28,800        345
                 Qwest Communications International, Inc.*   294,500        825
                 SBC Communications, Inc.                    271,200      8,272
                 Sprint Corp.                                129,800      1,377
                 Tellabs, Inc.*                              130,000        805
                 Verizon Communications, Inc.                162,458      6,523
                 WorldCom Inc./WorldCom Group*               792,200         79
               ---------------------------------------------------------------
                                                                         23,444
               Computer Software & Services 4.43%
                 Adaptec, Inc.*                               34,600        275
                 Apple Computer, Inc.*                        38,800        687
                 Check Point Software Technologies Ltd.*       9,900        134
                 Cisco Systems, Inc.*                        294,300      4,103
                 Computer Sciences Corp.*                     18,000        860
                 Compuware Corp.*                             64,400        390
                 First Data Corp.                             17,000        632

                                                                             17
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)


Statement of Investments (continued)
Equity Fund
June 30, 2002

                                                        Number of  Market
                                                         Shares    (000)
    -----------------------------------------------------------------------
    COMMON STOCK    IMS Health, Inc.                      29,500  $     530
      (continued)   Ingram Micro, Inc.* - A               64,300        884
                    Microsoft Corp.*                     211,400     11,564
                    NCR Corp.*                            15,300        529
                    Oracle Corp.*                        170,400      1,614
                    Quantum Corp.*                        95,300        400
                    Tech Data Corp.*                      21,400        810
                  ---------------------------------------------------------
                                                                     23,412
                  Construction 0.54%
                    Centex Corp.                          31,700      1,832
                    Lennar Corp.                          16,400      1,004
                  ---------------------------------------------------------
                                                                      2,836
                  Consumer Products 4.58%
                    Archer Daniels Midland Co.           168,500      2,155
                    ConAgra Foods, Inc.                  135,000      3,733
                    Crown Cork & Seal Company, Inc.       54,300        372
                    Fortune Brands, Inc.                  57,500      3,220
                    Gillette Co. (The)                    47,100      1,595
                    Masco Corp.                           41,700      1,130
                    Mohawk Industries, Inc.*               8,200        505
                    Newell Rubbermaid, Inc.               11,900        417
                    Owens-Illinois, Inc.*                 61,500        845
                    Pactiv Corp.*                         34,400        819
                    Philip Morris Companies, Inc.        167,900      7,334
                    Procter & Gamble Co. (The)            17,300      1,545
                    York International Corp.              15,500        524
                  ---------------------------------------------------------
                                                                     24,194
                  Electronic Equipment & Services 3.42%
                    Arrow Electronics, Inc.*              40,300        836
                    Avnet, Inc.                           47,900      1,053
                    AVX Corp.                             33,600        549
                    Cooper Industries, Inc.               36,000      1,415
                    Intel Corp.                          251,100      4,588
                    Integrated Circuit Systems, Inc.*     27,700        559
                    Intersil Corp.* - A                   28,700        613
                    ITT Industries, Inc.                  11,600        819
                    Maxim Integrated Products, Inc.*       7,800        299
                    Micron Technology, Inc.*              22,100        447
                    Motorola, Inc.                       210,300      3,033
                    National Semiconductor Corp.*         16,100        470
                    Novellus Systems, Inc.*               15,400        523
                    Rockwell Automation, Inc.             22,500        450
                    Solectron Corp.*                     100,800        620
                    Texas Instruments, Inc.               57,200      1,356
                    Thomas & Betts Corp.*                 23,700        441
                  ---------------------------------------------------------
                                                                     18,071
                  Energy 9.54%
                    Amerada Hess Corp.                    42,700      3,523
                    Ashland, Inc.                         10,200        413
                    ChevronTexaco Corp.                  108,188      9,575
                    Devon Energy Corp.                    17,200        848
                    Ensco International, Inc.             23,400        638

18
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)


Statement of Investments (continued)
Equity Fund
June 30, 2002

                                                          Number of  Market
                                                           Shares    (000)
   --------------------------------------------------------------------------
   COMMON STOCK    Equitable Resources, Inc.                 8,700  $     298
     (continued)   Exxon Corp.                             506,900     20,742
                   FMC Technologies, Inc.*                  27,669        574
                   Marathon Oil Corp.                       29,800        808
                   Noble Drilling Corp.*                    24,100        930
                   Occidental Petroleum Corp.               50,000      1,500
                   Phillips Petroleum Co.                   65,300      3,845
                   Royal Dutch Petroleum Co.                82,300      4,549
                   Schlumberger Ltd.                        47,100      2,190
                 -----------------------------------------------------------
                                                                       50,433
                 Food & Beverage 2.81%
                   Coca-Cola Co.                            34,800      1,949
                   Darden Restaurants, Inc.                 42,150      1,041
                   Dean Foods Co.*                          12,498        466
                   Dole Food Co., Inc.                      11,600        335
                   McDonald's Corp.                        100,300      2,854
                   PepsiCo, Inc.                            74,200      3,576
                   Sara Lee Corp.                           73,700      1,521
                   Tyson Foods, Inc. - A                   198,700      3,082
                 -----------------------------------------------------------
                                                                       14,824
                 Health Care & Pharmaceuticals 7.56%
                   Abbott Laboratories                     141,700      5,335
                   Amgen, Inc.*                             33,900      1,420
                   Bristol-Myers Squibb Co.                 30,800        792
                   Genzyme General Division*                20,700        398
                   Eli Lilly & Co.                          38,300      2,160
                   HCA-Healthcare Co.                       43,200      2,052
                   HEALTHSOUTH Corp.*                       43,400        555
                   Johnson & Johnson                        77,600      4,055
                   Merck & Company, Inc.                    79,000      4,001
                   Pfizer, Inc.                            220,150      7,705
                   Pharmacia Corp.                         129,548      4,852
                   Schering-Plough Corp.                    78,900      1,941
                   Tenet Healthcare Corp.*                  20,600      1,474
                   Wyeth                                    62,800      3,215
                 -----------------------------------------------------------
                                                                       39,955
                 Insurance 4.90%
                   Allstate Corp.                           16,200        599
                   AMBAC Financial Group, Inc.              12,000        806
                   American International Group, Inc.       91,825      6,265
                   Berkshire Hathaway, Inc.* - A                33      2,204
                   Chubb Corp.                              31,300      2,216
                   Health Net, Inc.*                        51,100      1,368
                   John Hancock Financial Services, Inc.    13,200        465
                   Loews Corp.                              10,500        556
                   Marsh & McLennan Companies, Inc.         30,400      2,937
                   MBIA, Inc.                               29,800      1,685
                   MGIC Investment Corp.                    22,500      1,525
                   Radian Group, Inc.                       17,500        855
                   RenaissanceRe Holdings Ltd.              14,700        538
                   Torchmark Corp.                          77,700      2,968
                   XL Capital Ltd. - A                      10,800        915
                 -----------------------------------------------------------
                                                                       25,902

                                                                             19
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)


Statement of Investments (continued)
Equity Fund
June 30, 2002

                                                         Number of  Market
                                                          Shares    (000)
   -------------------------------------------------------------------------
   COMMON STOCK  Manufacturing (Diversified) 4.79%
     (continued)   Bemis Co., Inc.                         13,000  $     618
                   Black & Decker Corp.                    23,400      1,128
                   Caterpillar, Inc.                       25,300      1,238
                   Emerson Electric Co.                    20,000      1,070
                   Engelhard Corp.                         26,200        742
                   General Electric Co.                   386,800     11,237
                   Honeywell International, Inc.           38,500      1,356
                   Illinois Tool Works, Inc.               13,800        943
                   Johnson Controls, Inc.                   6,300        514
                   Leggett & Platt, Inc.                   80,100      1,874
                   Minnesota Mining & Manufacturing Co.     7,200        886
                   Parker-Hannifin Corp.                   19,800        946
                   SPX Corp.*                               5,400        634
                   Tyco International Ltd.                 24,200        327
                   Whirlpool Corp.                         27,300      1,784
                 ----------------------------------------------------------
                                                                      25,297
                 Media & Media Services 4.03%
                   AOL-Time Warner, Inc.*                 204,500      3,008
                   Comcast Corp.* - A                     130,000      3,099
                   Gannett Company, Inc.                   61,600      4,675
                   Readers Digest Association, Inc. - A    23,700        444
                   Tribune Co.                             26,200      1,140
                   USA Interactive                         31,400        736
                   Viacom, Inc.* - B                      116,981      5,190
                   Walt Disney                             95,400      1,803
                   Westwood One, Inc.*                     36,400      1,216
                 ----------------------------------------------------------
                                                                      21,311
                 Metals & Mining 0.40%
                   Aluminum Co. of America                 63,900      2,118

                 Paper & Forest Products 2.30%
                   Georgia-Pacific Corp.                   46,047      1,132
                   International Paper Co.                 53,712      2,341
                   Kimberly-Clark Corp.                    40,100      2,486
                   MeadWestvaco Corp.                      68,967      2,315
                   Smurfit-Stone Container Corp.*          89,100      1,373
                   Sonoco Products Co.                     41,800      1,184
                   Temple-Inland, Inc.                     22,900      1,325
                 ----------------------------------------------------------
                                                                      12,156
                 Railroad & Shipping 2.25%
                   Burlington Northern Santa Fe Corp.     117,100      3,513
                   CSX Corp.                               61,700      2,163
                   Norfolk Southern Corp.                 102,400      2,394
                   Teekay Shipping Corp.                   20,200        746
                   Union Pacific Corp.                     48,600      3,075
                 ----------------------------------------------------------
                                                                      11,891
                 Retail & Apparel 6.23%
                   Barnes & Noble, Inc.*                   22,900        605
                   Costco Wholesale Corp.*                 19,300        745
                   CVS Corp.                               65,100      1,992
                   Federated Department Stores, Inc.*      58,400      2,318

20
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)


Statement of Investments (continued)
Equity Fund
June 30, 2002

                                                       Number of  Market
                                                        Shares    (000)
     ---------------------------------------------------------------------
     COMMON STOCK    Home Depot, Inc.                    90,500   $  3,324
       (concluded)   J.C. Penney Company, Inc.           23,000        506
                     Kroger Co.*                         30,300        603
                     Limited Brands, Inc.                32,100        684
                     May Department Stores Co. (The)     66,400      2,187
                     Nike, Inc. - B                      17,000        912
                     Ross Stores, Inc.                   20,500        835
                     Safeway, Inc.*                      43,900      1,281
                     Sears, Roebuck and Co.              70,900      3,850
                     SuperValu, Inc.                     57,200      1,403
                     VF Corp.                            48,400      1,898
                     Wal-Mart Stores, Inc.              161,500      8,884
                     Winn Dixie Stores, Inc.             58,300        909
                   ------------------------------------------------------
                                                                    32,936
                   Transportation 0.28%
                     FedEx Corp.                         27,700      1,479

                   Utilities 4.68%
                     Allegheny Energy, Inc.              56,000      1,442
                     Ameren Corp.                        53,700      2,310
                     American Electric Power, Inc.       56,220      2,250
                     Cinergy Corp.                       54,100      1,947
                     Constellation Energy Group, Inc.    28,600        839
                     DTE Energy Co.                      20,000        893
                     El Paso Energy Corp.                44,000        907
                     Entergy Corp.                       19,300        819
                     Exelon Corp.                        36,400      1,904
                     FPL Group, Inc.                     40,000      2,400
                     KeySpan Corp.                       14,500        546
                     Mirant Corp.*                       35,100        256
                     Pinnacle West Capital Corp.         17,500        691
                     PPL Corp.                           32,900      1,088
                     Progress Energy, Inc.               11,900        619
                     Reliant Energy, Inc.                41,600        703
                     Reliant Resources, Inc.*            50,000        438
                     Sempra Energy                       33,200        735
                     Weststar Energy, Inc.               39,400        605
                     Williams Companies, Inc.            34,100        204
                     Wisconsin Energy Corp.              48,300      1,221
                     Xcel Energy, Inc.                  115,250      1,933
                   ------------------------------------------------------
                                                                    24,750
                   Waste Management 0.38%
                     Allied Waste Industries, Inc.*      37,600        361
                     Republic Services, Inc.* - A        27,000        515
                     Waste Management, Inc.              43,800      1,141
                   ------------------------------------------------------
                                                                     2,017
                   Total Common Stock 98.04%                       518,042
                     (Cost $569,966)
                   ------------------------------------------------------

                                                                             21
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)


Statement of Investments (concluded)
Equity Fund
June 30, 2002


                                                                     Principal
                                                            Maturity  Amount    Market
                                                      Rate    Date     (000)    (000)
----------------------------------------------------------------------------------------
SHORT-TERM  Swiss Bank -- Repurchase Agreement
INVESTMENTS  (secured by $9,036, US Treasury Bond,
             11.25%, 12/15/15)                        1.89% 07/01/02 $   5,811 $  5,811
            State Street Bank -- Repurchase Agreement
             (secured by $4,064, US Treasury Bond,
             8.875%, 08/15/19)                        0.85% 07/01/02     3,982    3,982
            State Street Bank -- Repurchase Agreement
             (secured by $1,168, US Treasury Bond,
             8.875%, 08/15/17)                        0.85% 07/01/02     1,141    1,141
            ---------------------------------------------------------------------------

            Total Short-Term Investments 2.07%                                   10,934
              (Cost $10,934)
            ---------------------------------------------------------------------------

            Total Investments 100.11%                                           528,976
              (Cost $580,900)

            Liabilities in Excess of
             Cash and Other Assets (0.11%)                                         (600)
            ---------------------------------------------------------------------------

            Net Assets 100.00%                                                 $528,376
            ---------------------------------------------------------------------------

                        *Non-income producing during the six months ended June
                         30, 2002 as this security did not pay dividends.

22
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)

                                    [CHART]

Investments, Cash &
Other Net Assets 100%

Statement of Investments
Balanced Fund
June 30, 2002


                                                    Number of  Market
                                                     Shares    (000)
         --------------------------------------------------------------
         INVESTMENTS Horace Mann Equity Fund        9,033,820 $160,170
                     Horace Mann Income Fund        8,685,817  109,354
                     -------------------------------------------------

                     Total Investments 100.02%                 269,524
                       (Cost $295,942)

                     Liabilities in Excess of
                      Cash and Other Assets (0.02%)                (49)
                     -------------------------------------------------

                     Net Assets 100.00%                       $269,475
                     -------------------------------------------------

                                                                             23
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)

                                    [CHART]

U.S. & Foreign Corporate Bonds/Notes,
Cash & Other Net Assets 37.3%

U.S. & Foreign Government
& Agency Obligations 62.7%

Statement of Investments
Income Fund
June 30, 2002


                                                              Number of Market
                                                               Shares   (000)
 -----------------------------------------------------------------------------
 COMMON AND      Food & Beverage 0.00%
 PREFERRED STOCK   Aurora Foods, Inc.                             2      $ 3

                 Health Care 0.05%
                   Fresenius Medical Care Capital Trust Pfd.      1       63
                 ------------------------------------------------------------

                 Total Common and Preferred Stock 0.05%                   66
                   (Cost $74)

                                                                         Principal
                                                                Maturity  Amount    Market
                                                          Rate    Date     (000)    (000)
-------------------------------------------------------------------------------------------
U.S. AND FOREIGN Treasury Bonds/Notes
GOVERNMENT         United States Treasury Strip /^/       5.98% 11/15/27 $  3,670  $    823
AND AGENCY         United States Treasury Bond            3.63% 04/15/28      556       600
OBLIGATIONS        United States Treasury Bond            3.88% 04/15/29    6,453     7,273
                   United States Treasury Bond            3.38% 04/15/32      415       439

                 U.S. Government Agencies
                   Federal Home Loan Banks                5.91% 03/27/08    1,000     1,062
                   Federal Home Loan Banks                5.93% 04/09/08      100       106

                   Federal Home Loan Mortgage Corp.       5.75% 01/15/12       80        82

                   Federal National Mortgage Association  6.32% 03/16/09      150       156
                   Federal National Mortgage Association  5.38% 11/15/11       40        40
                   Federal National Mortgage Association  6.02% 09/25/28      829       847

                 Mortgage-Backed Securities
                  (U.S. Government Agencies)
                   Federal National Mortgage Association  7.04% 07/01/06      473       509
                   Federal National Mortgage Association  6.85% 10/01/07      926     1,000
                   Federal National Mortgage Association  6.79% 11/01/07      533       576
                   Federal National Mortgage Association  6.62% 12/01/07      195       209
                   Federal National Mortgage Association  6.44% 01/01/08      327       348
                   Federal National Mortgage Association  6.50% 01/01/08       59        63
                   Federal National Mortgage Association  6.51% 01/01/08       40        43
                   Federal National Mortgage Association  6.58% 01/01/08       49        52
                   Federal National Mortgage Association  6.62% 01/01/08       67        71
                   Federal National Mortgage Association  6.47% 02/01/08      247       263
                   Federal National Mortgage Association  6.26% 06/01/08       95       101
                   Federal National Mortgage Association  6.34% 06/01/08      115       121
                   Federal National Mortgage Association  6.42% 06/01/08      143       152
                   Federal National Mortgage Association  6.23% 07/01/08       95       101
                   Federal National Mortgage Association  6.25% 07/01/08      544       574
                   Federal National Mortgage Association  6.31% 07/01/08       67        71
                   Federal National Mortgage Association  6.21% 08/01/08      520       548
                   Federal National Mortgage Association  5.85% 01/01/09      194       201
                   Federal National Mortgage Association  6.00% 01/01/09      163       170
                   Federal National Mortgage Association  6.23% 01/01/09      181       189
                   Federal National Mortgage Association  7.33% 10/01/09       66        73
                   Federal National Mortgage Association  8.75% 02/01/10       79        84
                   Federal National Mortgage Association  6.50% 11/01/12      348       363
                   Federal National Mortgage Association  8.00% 08/01/14      188       201

24
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)


Statement of Investments (continued)
Income Fund
June 30, 2002

                                                                             Principal
                                                                    Maturity  Amount    Market
                                                              Rate    Date     (000)    (000)
-----------------------------------------------------------------------------------------------
U.S. AND FOREIGN   Federal National Mortgage Association      8.50% 09/01/14  $    94  $    101
GOVERNMENT         Federal National Mortgage Association      8.00% 10/01/14       10        11
AND AGENCY         Federal National Mortgage Association      8.50% 01/01/15       12        13
OBLIGATIONS        Federal National Mortgage Association      8.50% 03/01/15       75        80
  (continued)      Federal National Mortgage Association      8.00% 01/01/17       15        16
                   Federal National Mortgage Association      7.75% 04/01/17       45        48
                   Federal National Mortgage Association      6.00% 06/01/18      665       670
                   Federal National Mortgage Association      6.00% 12/01/18      102       102
                   Federal National Mortgage Association      6.00% 01/01/19      103       104
                   Federal National Mortgage Association      7.00% 08/01/19      178       184
                   Federal National Mortgage Association      7.50% 10/01/22      120       127
                   Federal National Mortgage Association      7.50% 07/01/23       50        53
                   Federal National Mortgage Association      6.50% 06/01/29      784       801
                   Federal National Mortgage Association      6.50% 07/01/29    2,275     2,323
                   Federal National Mortgage Association      6.50% 08/01/29      783       799
                   Federal National Mortgage Association      8.00% 08/01/29      276       294
                   Federal National Mortgage Association      6.50% 02/01/30      317       324
                   Federal National Mortgage Association      6.50% 03/01/30      536       548
                   Federal National Mortgage Association      8.00% 03/01/30      367       390
                   Federal National Mortgage Association      8.50% 03/01/30      207       221
                   Federal National Mortgage Association      7.00% 04/01/30      273       282
                   Federal National Mortgage Association      7.50% 04/01/30    1,704     1,787
                   Federal National Mortgage Association      8.00% 04/01/30      933       991
                   Federal National Mortgage Association      7.00% 05/01/30      500       518
                   Federal National Mortgage Association      6.00% 07/01/32    2,000     1,995
                   Federal National Mortgage Association      7.00% 07/01/32      400       414

                   Government National Mortgage Association   9.50% 01/20/03        1         1
                   Government National Mortgage Association   9.50% 02/20/03        1         1
                   Government National Mortgage Association   9.50% 05/20/03        2         2
                   Government National Mortgage Association   9.50% 08/20/03        3         3
                   Government National Mortgage Association   9.50% 09/20/03        6         6
                   Government National Mortgage Association   9.50% 11/20/03        3         4
                   Government National Mortgage Association   9.50% 09/20/04        2         2
                   Government National Mortgage Association   8.25% 05/15/06       13        14
                   Government National Mortgage Association  11.50% 03/15/10        3         3
                   Government National Mortgage Association   6.50% 12/15/12       70        74
                   Government National Mortgage Association   6.50% 02/15/13      130       135
                   Government National Mortgage Association   6.50% 05/15/13      350       261
                   Government National Mortgage Association   6.50% 08/15/13      103       108
                   Government National Mortgage Association   6.50% 10/15/13       76        79
                   Government National Mortgage Association   6.00% 02/15/14       43        44
                   Government National Mortgage Association   6.50% 02/15/14       99       104
                   Government National Mortgage Association   6.00% 03/15/14      140       144
                   Government National Mortgage Association  12.00% 03/15/14        1         1
                   Government National Mortgage Association  12.00% 04/15/14        1         1
                   Government National Mortgage Association  12.00% 03/15/15        2         2
                   Government National Mortgage Association  12.00% 04/15/15        2         2
                   Government National Mortgage Association  12.00% 06/15/15        3         5
                   Government National Mortgage Association  12.00% 07/15/15        2         2
                   Government National Mortgage Association  12.00% 11/15/15       13        15
                   Government National Mortgage Association   9.50% 08/15/17        7         8
                   Government National Mortgage Association   8.50% 01/15/20        6         7

                                                                             25
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)


Statement of Investments (continued)
Income Fund
June 30, 2002

                                                                             Principal
                                                                    Maturity  Amount     Market
                                                              Rate    Date     (000)     (000)
--------------------------------------------------------------------------------------------------
U.S. AND FOREIGN   Government National Mortgage Association   8.50% 02/15/21  $    21  $        23
GOVERNMENT         Government National Mortgage Association   8.50% 06/15/21       12           13
AND AGENCY         Government National Mortgage Association   8.50% 08/15/21        3            4
OBLIGATIONS        Government National Mortgage Association   8.00% 05/20/22       58           61
  (continued)      Government National Mortgage Association   7.50% 01/15/23      266          283
                   Government National Mortgage Association   7.50% 02/15/23        9           10
                   Government National Mortgage Association   8.50% 04/15/23       20           22
                   Government National Mortgage Association   7.50% 05/15/23      266          282
                   Government National Mortgage Association   7.50% 06/15/23      286          304
                   Government National Mortgage Association   7.50% 08/15/23      174          185
                   Government National Mortgage Association   7.50% 09/15/23      166          176
                   Government National Mortgage Association   7.50% 11/15/23      197          209
                   Government National Mortgage Association   7.50% 12/15/23      814          867
                   Government National Mortgage Association   6.50% 03/15/28       97           99
                   Government National Mortgage Association   6.50% 04/15/28      194          199
                   Government National Mortgage Association   6.50% 06/15/28      186          190
                   Government National Mortgage Association   6.50% 07/15/28      173          178
                   Government National Mortgage Association   6.50% 08/15/28      356          365
                   Government National Mortgage Association   7.00% 08/15/28       22           23
                   Government National Mortgage Association   6.50% 09/15/28      122          125
                   Government National Mortgage Association   6.50% 10/15/28       17           17
                   Government National Mortgage Association   7.50% 10/15/29      470          495
                   Government National Mortgage Association   7.50% 11/15/29       50           53
                   Government National Mortgage Association   7.50% 06/15/30      142          149
                   Government National Mortgage Association   6.50% 10/15/31      391          399
                   Government National Mortgage Association   6.50% 07/01/32   17,800       18,156
                   Government National Mortgage Association   6.00% 07/01/32    1,900        1,898
                   Government National Mortgage Association   7.00% 07/01/32    5,800        6,019

                   Tennessee Valley Authority                 7.13% 05/01/30      850          943

                 Foreign Government Securities
                   Brazil (Republic of)                       3.13% 04/15/09      165          103
                   Brazil (Republic of)                      14.50% 10/15/09      200          150
                   Brazil (Republic of)                      12.00% 04/15/10      130           86
                   Brazil (Republic of)                       3.13% 04/15/12      450          239
                   Brazil (Republic of) +                     8.00% 04/15/14    1,570          979
                   Brazil (Republic of)                      11.00% 08/17/40      419          235
                   Bulgaria (Republic of)                     2.83% 07/28/11      490          436
                   Bulgaria (Republic of)                     2.83% 07/28/12      550          491
                   Colombia (Republic of)                    11.75% 02/25/20      520          509
                   Germany (Republic of)                      5.25% 01/04/11    1,705        1,720
                   Germany (Republic of)                      5.00% 01/04/12    1,605        1,588
                   Germany (Republic of)                      5.50% 01/04/31    1,490        1,517
                   Italy (Republic of)                        6.00% 05/01/31    1,000        1,062
                   Mexico United Mexican States               8.38% 01/14/11      595          619
                   Mexico United Mexican States              11.50% 05/15/26    1,430        1,812
                   Panama (Republic of)                       9.63% 02/08/11       60           58
                   Panama (Republic of)                       4.75% 07/17/14       93           76
                   Panama (Republic of)                       2.63% 07/17/16      564          444
                   Panama (Republic of)                      10.75% 05/15/20       70           70
                   Peru (Republic of) **                      9.13% 02/21/12      130          118
                   Peru (Republic of)                         3.75% 03/07/17      320          211

26
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)


Statement of Investments (continued)
Income Fund
June 30, 2002

                                                                           Principal
                                                                  Maturity  Amount     Market
                                                            Rate    Date     (000)     (000)
------------------------------------------------------------------------------------------------
U.S. AND FOREIGN   Peru (Republic of)                       4.50% 03/07/17  $   365  $       265
GOVERNMENT         Philippines (Republic of)                9.88% 01/15/19      365          358
AND AGENCY         Philippines (Republic of)               10.63% 03/16/25      310          317
OBLIGATIONS        Quebec Providence of Canada              7.13% 02/09/24      410          447
  (concluded)      Quebec Providence of Canada              7.50% 09/15/29      340          390
                   Russian Federation                       8.25% 03/31/10      230          226
                   Russian Federation +                     5.00% 03/31/30      330          229
                 ------------------------------------------------------------------------------

                 Total U.S. and Foreign Government and
                  Agency Obligations 62.67%                                               78,237
                   (Cost $74,863)
------------------------------------------------------------------------------------------------
U.S. AND FOREIGN Corporate and Foreign Securities
CORPORATE          AES Corp.                                8.75% 12/15/02       30           28
BONDS/NOTES        AES Corp.                                9.50% 06/01/09       62           40
                   AGCO Corp.                               9.50% 05/01/08       31           33
                   Alliance Atlantis Communications, Inc.  13.00% 12/15/09       20           22
                   Allied Waste North America, Inc.         7.63% 01/01/06       72           70
                   Allied Waste North America, Inc.         8.88% 04/01/08      129          126
                   American Axle & Manufacturing, Inc.      9.75% 03/01/09       48           51
                   American Standard, Inc.                  7.38% 04/15/05       70           71
                   American Standard, Inc.                  7.63% 02/15/10       50           50
                   Anadarko Financial Co.                   7.50% 05/01/31      620          660
                   Anchor Gaming                            9.88% 10/15/08       58           68
                   Anheuser Busch Companies, Inc.           6.80% 08/20/32      200          210
                   Anheuser Busch Companies, Inc.           6.50% 05/01/42      250          250
                   AOL Time Warner, Inc.                    7.70% 05/01/32      380          335
                   Apache Corp.                             6.25% 04/15/12      200          207
                   ARMCO, Inc.                              9.00% 09/15/07      138          141
                   Associates Corp. of North America        7.95% 02/15/10       55           62
                   AT&T Corp.                               6.50% 03/15/29      390          254
                   AT&T Corp. **                            8.00% 11/15/31      260          189
                   Avis Group Holdings, Inc.               11.00% 05/01/09      123          137
                   Banc One Corp.                           9.75% 03/01/09       75           91
                   Bank One Capital                         8.75% 09/01/30      400          456
                   Bear Stearns Companies, Inc.             2.40% 03/28/03      190          190
                   Beazer Homes USA, Inc. **                8.38% 04/15/12       34           34
                   Bell Atlantic Financial Services         4.25% 09/15/05      800          841
                   BellSouth Corp.                          6.88% 10/15/31      600          590
                   Bio-Rad Laboratories, Inc.              11.63% 02/15/07       81           90
                   Bristol Myers Squibb Co.                 5.75% 10/01/11      270          269
                   Burlington Resources Financial **        6.50% 12/01/11       60           62
                   Calpine Corp.                            7.88% 04/01/08       75           49
                   Calpine Corp.                            8.50% 02/15/11      125           82
                   Chancellor Media Corp.                   8.13% 12/15/07      132          128
                   Chancellor Media Corp.                   8.00% 11/01/08       25           24
                   Charter Communications Holdings, LLC     8.63% 04/01/09       93           62
                   Charter Communications Holdings, LLC    10.75% 10/01/09       31           21
                   CIT Holdings Group, Inc.                 6.50% 02/07/06      750          728
                   CMS Energy Gorp.                         9.88% 10/15/07      201          151
                   Columbia/HCA Healthcare Corp.            6.91% 06/15/05       20           21

                                                                             27
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)


Statement of Investments (continued)
Income Fund
June 30, 2002

                                                                            Principal
                                                                   Maturity  Amount     Market
                                                             Rate    Date     (000)     (000)
-------------------------------------------------------------------------------------------------
U.S. AND FOREIGN   Columbia/HCA Healthcare Corp.             7.25% 05/20/08  $    52  $        54
CORPORATE          Commerical Credit Group, Inc.            10.00% 05/15/09    1,121        1,359
BONDS/NOTES        Compagnie Generale De Geophysique        10.63% 11/15/07       53           54
  (continued)      Conoco Funding Co.                        6.35% 10/15/11      400          415
                   Conoco Funding Co.                        7.25% 10/15/31      120          128
                   Conoco, Inc.                              6.95% 04/15/29      250          256
                   Constellation Brands, Inc.                8.00% 02/15/08       88           91
                   Coventry Health Care, Inc.                8.13% 02/15/12       42           43
                   Credit Suisse First Boston USA            5.75% 04/15/07      350          358
                   Crown Castle International Corp.          9.38% 08/01/11       24           15
                   CSC Holdings, Inc.                        7.25% 07/15/08      150          121
                   CSC Holdings, Inc.                        7.63% 04/01/11       91           72
                   Daimler Chrysler North America Holdings   7.40% 01/20/05      750          795
                   Du Pont (E.I.) de Nemours & Co.           8.13% 03/15/04       75           81
                   Dynegy Holdings, Inc.                     8.75% 02/15/12      400          299
                   Echostar DBS Corp.                        9.38% 02/01/09      130          118
                   Echostar DBS Corp. **                     9.13% 01/15/09       20           18
                   El Paso Corp. ^                           7.84% 02/28/21    1,050          429
                   El Paso Energy Corp.                      7.80% 08/01/31      990          924
                   El Paso Energy Corp.                      7.75% 01/15/32      200          185
                   Electronic Data Systems Corp.             7.45% 10/15/29      650          682
                   Emmis Communications Corp.                8.13% 03/15/09       25           25
                   First Energy Corp.                        6.45% 11/15/11      210          201
                   First Energy Corp.                        7.38% 11/15/31      370          347
                   Fleming Companies, Inc.                   9.25% 06/15/10       28           28
                   Flextronics International Ltd.            9.88% 07/01/10       53           55
                   Ford Motor Co.                            8.90% 01/15/32      240          258
                   Ford Motor Credit Co.                     7.38% 10/28/09      200          203
                   Ford Motor Credit Co.                     7.38% 02/01/11      790          799
                   Forest Oil Corp. **                       7.75% 05/01/14       70           67
                   Fox Liberty Networks LLC                  8.88% 08/15/07       46           47
                   France Telecom SA                         7.75% 03/01/11      130          115
                   Fuji JGB Investment, LLC **               8.75% 12/31/49      400          347
                   General Electric Capital Corp.            8.85% 04/01/05      500          561
                   General Electric Capital Corp.            8.70% 05/21/07       50           58
                   General Motors Acceptance Corp.           6.75% 01/15/06      120          124
                   General Motors Acceptance Corp.           6.13% 09/15/06      580          590
                   General Motors Acceptance Corp.           7.25% 03/02/11      750          767
                   Georgia Gulf Corp.                       10.38% 11/01/07        5            5
                   Georgia Pacific Corp.                     9.50% 12/01/11       20           20
                   Georgia Pacific Corp.                     8.88% 05/15/31       49           45
                   Goldman Sachs Group, Inc.                 6.60% 01/15/12      850          864
                   HCA/Healthcare Co.                        7.13% 06/01/06       40           42
                   HCA/Healthcare Co.                        8.75% 09/01/10       79           88
                   Harrahs Operations, Inc.                  7.88% 12/15/05      122          126
                   Hasbro, Inc.                              5.60% 11/01/05       61           58
                   HEALTHSOUTH Corp.                         8.50% 02/01/08       90           94
                   HEALTHSOUTH Corp.                        10.75% 10/01/08       58           63
                   HEALTHSOUTH Corp.                         8.38% 10/01/11       91           95
                   HEALTHSOUTH Corp.                         7.63% 06/01/12       50           50
                   Heller Financial, Inc.                    8.00% 06/15/05    1,000        1,106
                   Hercules, Inc.                           11.13% 11/15/07        2            2

28
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)


Statement of Investments (continued)
Income Fund
June 30, 2002

                                                                        Principal
                                                               Maturity  Amount     Market
                                                         Rate    Date     (000)     (000)
---------------------------------------------------------------------------------------------
U.S. AND FOREIGN   HMH Properties, Inc.                  7.88% 08/01/08  $    50  $        48
CORPORATE          HMH Properties, Inc.                  8.45% 12/01/08        8            8
BONDS/NOTES        Host Marriott Corp.                   9.25% 10/01/07        4            4
  (continued)      Household Financial Corp.             6.40% 06/17/08      250          251
                   Household Financial Corp.             6.50% 11/15/08      463          461
                   Hydro Quebec                          6.30% 05/11/11      330          350
                   IBJ Preferred Capital Co., LLC **     8.79% 12/29/49      380          313
                   IMC Global, Inc.                     10.88% 06/01/08       37           40
                   Insight Midwest LP                   10.50% 11/01/10       64           60
                   J.P. Morgan Chase & Co.               6.63% 03/15/12      640          659
                   Kansas City Southern RY Co.           9.50% 10/01/08       23           25
                   Kellogg Co.                           6.60% 04/01/11      190          199
                   L 3 Communications Corp.              7.63% 06/15/12       54           54
                   Lear Corp.                            7.96% 05/15/05       40           41
                   Lear Corp.                            8.11% 05/15/09       80           82
                   Lehman Brothers Holdings, Inc.        8.25% 06/15/07      510          576
                   Liberty Media Corp.                   3.75% 02/15/30      200           94
                   Lockheed Martin Corp.                 8.50% 12/01/29      220          263
                   Lyondell Chemical Co.                 9.63% 05/01/07       10            9
                   Macdermid, Inc.                       9.13% 07/15/11       42           44
                   Manor Care, Inc                       7.50% 06/15/06       52           53
                   Manor Care, Inc                       8.00% 03/01/08       69           71
                   MeadWestvaco Corp.                    6.85% 04/01/12      230          238
                   Mediacom LLC / Mediacom Capital Co.   9.50% 01/15/13       49           42
                   Mirage Resorts, Inc.                  6.63% 02/01/05       56           57
                   Mirant Americas Generations LLC       9.13% 05/01/31      140          100
                   Mohegan Tribal Gaming Authority       8.13% 01/01/06       10           10
                   Mohegan Tribal Gaming Authority       8.75% 01/01/09       42           43
                   Mohegan Tribal Gaming Authority       8.00% 04/01/12        5            5
                   Nabisco, Inc                          7.55% 06/15/15      300          337
                   NCNB Corp.                           10.20% 07/15/15      774        1,017
                   News America Holdings, Inc.           8.00% 10/17/16      600          610
                   News America Holdings, Inc.           7.30% 04/30/28      420          370
                   Nextel Communications, Inc. /^/      14.39% 10/31/07      200          100
                   Norfolk Southern Corp.                6.20% 04/15/09      600          620
                   Norske Skog CDA Ltd. **               8.63% 06/15/11       11           11
                   Nortek, Inc.                          9.13% 09/01/07      100          101
                   Nortek, Inc.                          8.88% 08/01/08       69           70
                   Ocean Energy, Inc.                    8.88% 07/15/07       60           63
                   Ocean Energy, Inc.                    8.38% 07/01/08       40           42
                   Omnicare, Inc.                        8.13% 03/15/11       93           96
                   Orion Power Holdings, Inc.           12.00% 05/01/10       53           45
                   P & L Coal Holdings Corp.             9.63% 05/15/08      150          159
                   Pacifica Papers, Inc.                10.00% 03/15/09       20           21
                   Packaging Papers, Inc.                9.63% 04/01/09       50           54
                   Panamsat Corp. **                     8.50% 02/01/12       70           64
                   Park Place Entertainment Corp.        8.50% 11/15/06       22           23
                   Park Place Entertainment Corp.        9.38% 02/15/07      100          106
                   Parker & Parsley Petroleum Co.        8.25% 08/15/07       20           21
                   PDVSA Finance Ltd.                    8.50% 11/16/12      300          262
                   Pepsi Bottling Group, Inc.            7.00% 03/01/29      650          690
                   Philip Morris Companies, Inc.         7.20% 02/01/07      500          542

                                                                             29
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)


Statement of Investments (continued)
Income Fund
June 30, 2002

                                                                         Principal
                                                                Maturity  Amount     Market
                                                          Rate    Date     (000)     (000)
----------------------------------------------------------------------------------------------
U.S. AND FOREIGN   Philip Morris Companies, Inc.          7.50% 07/16/09  $   500  $       540
CORPORATE          Pioneer National Resource Co.          9.63% 04/01/10       36           40
BONDS/NOTES        Pioneer National Resource Co.          7.50% 04/15/12       31           32
  (continued)      Premier Parks, Inc. /^/               12.17% 04/01/08       14           13
                   Pulte Homes, Inc.                      7.88% 08/01/11       61           65
                   Raytheon Co.                           6.75% 08/15/07      220          233
                   Reynolds (RJ) Tobacco Holdings, Inc.   7.75% 05/15/06      800          848
                   Royal Bank Scotland Group PLC          8.82% 03/31/49      300          326
                   Ryland Group, Inc.                     8.00% 08/15/06       54           54
                   Ryland Group, Inc.                     8.25% 04/01/08       10           10
                   Sara Lee Corp.                         6.25% 09/15/11      640          662
                   SB Treasury Co. ** /^/                 9.40% 12/29/49      580          577
                   Schuler Homes                          9.38% 07/15/09       80           82
                   Six Flags, Inc.                        9.50% 02/01/09       20           20
                   Smithfield Foods, Inc.                 8.00% 10/15/09       44           45
                   Spintab AB                             5.75% 06/15/05    7,000          768
                   Sprint Capital Corp.                   6.13% 11/15/08      290          233
                   Station Casinos, Inc.                  8.88% 12/01/08      150          152
                   Target Corp.                           5.88% 03/01/12      360          366
                   Teekay Shipping Corp.                  8.88% 07/15/11       66           69
                   Telecorp PCS, Inc.                    10.63% 07/15/10        7            6
                   Tembec Corp.                           8.50% 02/01/11      100          103
                   Terex Corp.                            8.88% 04/01/08      100          101
                   Triton Financial Corp.                 8.88% 10/01/07       20           22
                   Tyco International Group               6.88% 09/05/02      310          305
                   Tyco International Group               2.37% 07/30/03       40           32
                   Tyco International Group               5.88% 11/01/04       20           17
                   Tyco International Group               6.13% 11/01/08       40           31
                   Tyco International Group               6.38% 10/15/11      360          275
                   Tyco International Group               7.00% 06/15/28      320          227
                   Tyco International Group               8.68% 01/15/29      490          348
                   UBS Preferred Funding Trust            8.62% 10/29/49      700          802
                   Unilever Captial                       7.13% 11/01/10      360          396
                   Union Pacific Corp.                    6.65% 01/15/11      100          105
                   Union Pacific Corp.                    6.63% 02/01/29       70           68
                   Unisys Corp.                           7.25% 01/15/05       76           75
                   Ventras Realty Ltd. **                 8.75% 05/01/09       20           20
                   Ventras Realty Ltd. **                 9.00% 05/01/12       10           10
                   Verizon Global Funding Corp.           5.75% 04/01/03      420          426
                   Verizon Global Funding Corp. /^/       4.30% 05/15/21      400          217
                   Vintage Petroleum, Inc.                9.00% 12/15/05        3            3
                   Vintage Petroleum, Inc.                7.88% 05/15/11       70           63
                   Vintage Petroleum, Inc.                8.25% 05/01/12       24           24
                   Waste Management, Inc.                 6.88% 05/15/09      425          429
                   Waste Management, Inc.                 7.38% 05/15/29      500          480
                   Western Oil Sands, Inc. **             8.38% 05/01/12       58           58
                   Weyerhaeuser Co. **                    6.75% 03/15/12      310          319
                   Weyerhaeuser Co. **                    7.38% 03/15/32      560          567
                   Williams Companies, Inc.               7.50% 01/15/31      100           72
                   Williams Companies, Inc.               7.75% 06/15/31       80           59
                   Williams Companies, Inc. **            8.75% 03/15/32      440          356
                   WMX Technologies, Inc                  7.00% 10/15/06      125          131

30
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)


Statement of Investments (continued)
Income Fund
June 30, 2002

                                                                             Principal
                                                                    Maturity  Amount     Market
                                                              Rate    Date     (000)     (000)
--------------------------------------------------------------------------------------------------
U.S. AND FOREIGN   WorldCom, Inc.                             8.25% 05/15/10  $   400  $        64
CORPORATE          WorldCom, Inc.                             7.50% 05/15/11      200           32
BONDS/NOTES        WorldCom, Inc.                             8.25% 05/15/31      270           43
  (concluded)      XL Captial Financial Europe, PLC           6.50% 01/15/12      460          477
                   XTO Energy, Inc.                           7.50% 04/15/12       31           32
                   Yum Brands, Inc.                           7.70% 07/01/12       33           33
                   Zurich Capital Trust Co. **                8.38% 06/01/37      600          565

                 Corporate Asset and Mortgage
                  Backed Securities
                   American Express Master Trust              1.93% 10/15/05    1,990        1,993
                   Americredit Automobile Receivable Trust    6.70% 03/05/04      169          170
                   Capital Lease Funding Securitization       7.35% 06/22/24      800          863
                   Chase Funding Loan Acquisition             2.76% 12/25/15      618          618
                   Commerical Mortgage Asset Trust            6.59% 07/17/08    1,000        1,068
                   Commerical Mortgage Asset Trust            7.55% 01/17/10      180          201
                   Conseco Financial Securitizations          8.50% 06/01/10      900          318
                   Conseco Financial Securitizations          6.99% 07/01/32      700          731
                   Contimortgage Home Equity Loan             6.37% 02/25/26    1,201        1,224
                   Credit Suisse First Boston Mortgage        2.24% 03/25/32    1,018        1,021
                   Credit Suisse First Boston Mortgage        6.55% 01/17/35      675          715
                   CWABS, Inc.                                2.17% 04/25/32    1,237        1,237
                   Delta Airlines, Inc.                       6.72% 01/02/23      140          143
                   Financing Corp. FICO Strip ^               6.42% 04/05/19      130           45
                   FirstPlus Home Loan Owner Trust            7.58% 04/10/23      595          605
                   GMAC Commerical Mortgage Securities, Inc.  6.95% 09/15/33      400          435
                   Green Tree Financial Corp.                 9.15% 01/15/18      100           97
                   Green Tree Financial Corp.                 7.45% 09/15/28    1,500        1,518
                   Green Tree Recreational Equipment          7.25% 03/15/29      151           99
                   Holmes Financing PLC                       2.17% 07/15/15      400          401
                   Home Loan Trust                            4.93% 01/25/12        6            7
                   Household Home Equity Loan Trust           2.15% 05/20/31      770          771
                   Household Home Equity Loan Trust           2.21% 12/22/31      991          993
                   Nomura Asset Securities Corp.              7.12% 04/13/39    1,000        1,084
                   Salomon Brothers Mortgage Services, Inc.   2.33% 01/25/30      549          552
                   Salomon Brothers Mortgage Services, Inc.   2.14% 03/25/32    1,277        1,277
                   Security National Mortgage Loan Trust **   8.80% 04/25/24      600          627
                   Systems 2001 Asset Trust, LLC **           6.66% 09/15/13      616          655
                 --------------------------------------------------------------------------------

                 Total Corporate Bonds/Notes 49.87%                                         62,260
                   (Cost $62,283)

                                                                             31
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)


Statement of Investments (concluded)
Income Fund
June 30, 2002

                                                                         Principal
                                                                Maturity  Amount    Market
                                                          Rate    Date     (000)    (000)
--------------------------------------------------------------------------------------------
SHORT-TERM Merrill Lynch -- Repurchase Agreement (secured
INVESTMENT  by $12,008, RFCO Strips 5.58%, 07/15/11)      1.97% 07/01/02  $11,700  $ 11,700
           --------------------------------------------------------------------------------

           Total Short-Term Investment 9.37%                                         11,700
             (Cost $11,700)
           --------------------------------------------------------------------------------

           Total Investments 121.96%                                                152,263
            (Cost $148,846)

           Foreign Currency 0.08%                                                       100
             Various Denominations
             (Cost $94)

           Liabilities in Excess of Cash and Other Assets
            (22.04%)                                                                (27,521)
           --------------------------------------------------------------------------------

           Net Assets 100.00%                                                      $124,842
           --------------------------------------------------------------------------------


                       **Securities exempt from registration under Rule 144A of
                         the Securities Act of 1933. These securities may be resold, in transactions exempt from registration to qualified institutional buyers. At June 30, 2002, these securities amounted to $5,027 or 4.0 percent of net assets.

                        +Denotes a step bond: a zero coupon bond that converts
                         to a fixed or variable rate at a future date. The rate reflects the securities yield to maturity.

                        ^A zero coupon bond. The rate reflects the securities
                         yield to maturity.

32
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)

                                    [CHART]

Short-Term Investments,
Cash & Other Assets 43.5%

U.S. Government Agency
Obligations 56.5%

Statement of Investments
Short-Term Investment Fund
June 30, 2002


                                                                              Principal
                                                                     Maturity  Amount   Market
                                                               Rate    Date     (000)   (000)
-----------------------------------------------------------------------------------------------
U.S. GOVERNMENT Federal Agriculture Mortgage Corp. Discount
AND AGENCY       Note^
OBLIGATIONS                                                    1.80% 07/03/02  $   56   $   56

                Federal Farm Credit Bank
                 Discount Note^                                6.40% 10/28/02     300      304
                                                               6.25% 12/02/02     400      407

                Federal Home Loan Bank
                 Discount Note^                                2.08% 09/13/02     100      100

                Federal Home Loan Mortgage Corp. Discount
                 Note^                                         1.73% 07/30/02      76       76
                                                               2.15% 09/25/02      14       14
                                                               4.50% 06/15/03     180      184

                Federal National Mortgage Association Discount
                 Note^                                         1.73% 07/24/02      61       61
                                                               1.73% 07/31/02      45       45
                                                               6.75% 08/15/02     400      402
                                                               2.12% 09/18/02      90       90
                                                               2.35% 11/01/02      10       10
                                                               4.00% 08/15/03     220      224

                Tennessee Valley Authority                     6.00% 09/24/02     237      239

                United States Treasury Note                    5.75% 10/31/02     100      101
                ------------------------------------------------------------------------------

                Total U.S. Government and Agency Obligations
                 56.51%                                                                  2,313
                  (Cost $2,300)
-----------------------------------------------------------------------------------------------
REPURCHASE      State Street Bank--Repurchase Agreement
AGREEMENT         (secured by $1,845, US Treasury Bond 8.875%,
                 08/15/17)                                     0.85% 07/01/02   1,806    1,806
                ------------------------------------------------------------------------------

                Total Repurchase Agreement 44.12%                                        1,806
                  (Cost $1,806)

                Total Investments 100.63%                                                4,119
                  (Cost $4,106)

                Liabilities in Excess of Assets and Other Cash
                 (0.63%)                                                                   (26)
                ------------------------------------------------------------------------------

                Net Assets 100.00%                                                      $4,093
                ------------------------------------------------------------------------------

                        ^The rate reflects the securities yield to maturity

                                                                             33
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)

                                    [CHART]

Cash & Other Net Assets 1.6%

Common Stock 98.4%

Statement of Investments
Small Cap Growth Fund
June 30, 2002

                                                            Number of  Market
                                                             Shares    (000)
  ----------------------------------------------------------------------------
  COMMON STOCK Aerospace 1.91%
                 DRS Technologies, Inc.*                       2,700  $    115
                 FLIR Systems, Inc.*                          11,700       491
                 Integrated Defense Technologies, Inc.*        7,495       221
               --------------------------------------------------------------
                                                                           827
               Automotive 0.58%
                 ArvinMeritor, Inc.                           10,400       250

               Banks & Financial Services 2.31%
                 BankAtlantic Bancorp, Inc.                   10,400       129
                 E*TRADE Group*                               42,800       234
                 Friedman, Billings, Ramsey Group*            19,400       247
                 Metris Companies, Inc.                       15,500       129
                 Provident Financial Group                     1,700        49
                 Southwest Bancorporation of Texas, Inc.*      5,800       210
               --------------------------------------------------------------
                                                                           998
               Biotechnology 8.75%
                 Abgenix, Inc.*                               16,007       157
                 Alkermes, Inc.*                              25,300       402
                 Amylin Pharmaceuticals, Inc.*                24,900       272
                 ArQule, Inc.*                                 4,300        28
                 AVI BioPharma, Inc.*                          5,400        16
                 Celgene Corp.*                               26,100       399
                 Cell Genesys, Inc.*                          27,428       377
                 Corixa Corp.*                                35,900       242
                 Cubist Pharmaceuticals, Inc.*                17,700       166
                 Dendreon Corp.*                              29,300        59
                 Diversa Corp.*                                6,100        61
                 Gene Logic, Inc.*                             4,400        62
                 Genta, Inc.*                                 25,000       207
                 Incyte Genomics, Inc.*                       28,400       207
                 La Jolla Pharmaceutical Co.*                 26,200       162
                 Lexicon Genetics, Inc                         9,300        38
                 Neose Technologies, Inc.*                     5,400        59
                 Paradigm Genetics, Inc.*                    128,300       180
                 Sangamo Biosciences, Inc.*                    3,200        19
                 SangStat Medical Corp.*                       8,100       186
                 Telik, Inc.*                                 23,200       289
                 Third Wave Technologies, Inc.*               44,100        99
                 Tularik, Inc.*                               10,800        98
               --------------------------------------------------------------
                                                                         3,785
               Business Services 6.52%
                 AMN Healthcare Services, Inc.*               13,600       476
                 Computer Programs and Systems, Inc.*          2,900        62
                 Cross Country, Inc.*                         12,700       480
                 DoubleClick, Inc.*                           59,100       428
                 Heidrick & Struggles International, Inc.*     7,100       141
                 InVision Technologies, Inc.*                  3,700        89
                 Jacobs Engineering Group*                     6,200       216
                 Kroll, Inc.*                                 26,000       562
                 Medical Staffing Network Holdings, Inc.*      5,700       140

34
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)


Statement of Investments (continued)
Small Cap Growth Fund
June 30, 2002

                                                          Number of  Market
                                                           Shares    (000)
    ------------------------------------------------------------------------
    COMMON STOCK   MTC Technologies, Inc.*                   1,800  $     31
     (continued)   Resources Connection, Inc.*               7,300       197
                 -----------------------------------------------------------
                                                                       2,822
                 Capital Goods 0.83%
                   Engineered Support Systems, Inc.*         2,500       130
                   Flowserve Corp.*                          7,700       229
                 -----------------------------------------------------------
                                                                         359
                 Chemicals 1.08%
                   Scotts Co.*                               5,000       227
                   Symyx Technologies, Inc.*                17,400       242
                 -----------------------------------------------------------
                                                                         469
                 Communication Equipment & Services 3.64%
                   ClearOne Communications, Inc.*           15,000       219
                   Foundry Networks, Inc.*                  20,900       147
                   Metro One Telecommunications, Inc.*      17,600       245
                   Plantronics, Inc.*                        9,000       171
                   Polycom, Inc.*                           52,300       626
                   Sonus Networks, Inc.*                    84,600       168
                 -----------------------------------------------------------
                                                                       1,576
                 Computer Hardware & Peripherals 1.50%
                   Identix, Inc.*                           48,600       355
                   Immersion Corp.*                         78,488        83
                   Pinnacle Systems, Inc.*                  21,100       212
                 -----------------------------------------------------------
                                                                         650
                 Computer Software & Services 16.40%
                   Activision, Inc.*                        10,474       304
                   Advent Software, Inc.*                   14,700       378
                   Anteon International Corp.*              10,700       270
                   Carreker Corp.*                           4,700        54
                   Cerner Corp.*                             6,800       325
                   Checkfree Corp.*                         15,300       239
                   Corillian Corp.*                         98,594       224
                   Digimarc Corp.*                          75,200       781
                   Digital Insight Corp.*                   26,400       434
                   Echelon Corp.*                            3,200        41
                   GTECH Holdings Corp.*                    18,400       470
                   HPL Technologies, Inc.*                   8,800       132
                   LendingTree, Inc.*                        7,900       100
                   Macromedia, Inc.*                         2,933        26
                   MatrixOne, Inc.*                         10,700        65
                   Mentor Graphics Corp.*                    2,100        30
                   NetIQ Corp.*                             10,300       232
                   Onyx Software Corp.*                    164,900       557
                   QuadraMed Corp.*                          8,700        61
                   Red Hat, Inc.*                          191,900     1,126
                   Roxio, Inc.*                             13,000        92
                   ScanSoft, Inc.*                          42,600       315
                   SRA International, Inc.*                  4,900       132
                   Take-Two Interactive Software, Inc.*      6,600       136
                   Veridian Corp.*                           7,200       163
                   Viewpoint Corp.*                         22,600       109

                                                                             35
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)


Statement of Investments (continued)
Small Cap Growth Fund
June 30, 2002

                                                          Number of  Market
                                                           Shares    (000)
   -------------------------------------------------------------------------
   COMMON STOCK   VitalWorks, Inc.*                         32,700  $    267
    (continued)   WebEx Communications, Inc.*                2,000        32
                ------------------------------------------------------------
                                                                       7,095
                Construction 0.47%
                  Shaw Group*                                6,600       203

                Consumer Products 1.64%
                  Harman International Industries, Inc.      7,900       389
                  Moore Corporation Ltd.*                   27,900       320
                ------------------------------------------------------------
                                                                         709
                Containers & Packaging 1.29%
                  Crown Cork & Seal Company, Inc.            7,400        51
                  Silgan Holdings, Inc.*                    12,600       505
                ------------------------------------------------------------
                                                                         556
                Education Services 2.36%
                  Career Education Corp.*                    6,700       301
                  Princeton Review, Inc.*                   33,100       302
                  Strayer Education, Inc.                    3,800       242
                  Sylvan Learning Systems, Inc.*             8,750       175
                ------------------------------------------------------------
                                                                       1,020
                Electronic Equipment/Semiconductors 9.58%
                  Actel Corp.*                               5,900       124
                  Active Power, Inc.*                       17,000        61
                  Asyst Technologies, Inc.*                  6,300       128
                  CoorsTek, Inc.*                            3,600       111
                  Credence Systems Corp.*                    6,200       110
                  Cubic Corp.                                4,400       104
                  DuPont Photomasks, Inc.*                   2,700        89
                  Exar Corp.*                                6,700       132
                  FEI Co.*                                   2,300        56
                  KEMET Corp.*                              24,000       429
                  Lattice Semiconductor Corp.*              49,900       434
                  Microsemi Corp.*                           5,200        34
                  Mykrolis Corp.*                            3,900        46
                  OmniVision Technologies, Inc.*            16,700       238
                  Pixelworks, Inc.*                        119,100       996
                  Power Integrations, Inc.*                 10,500       190
                  Rudolph Technologies, Inc.*                5,700       142
                  Silicon Storage Technology, Inc.*         43,200       336
                  Skyworks Solutions, Inc.*                  2,100        12
                  TriQuint Semiconductor, Inc.*             58,100       372
                ------------------------------------------------------------
                                                                       4,144
                Energy 1.79%
                  Arch Coal, Inc.                            4,400       100
                  Core Laboratories N.V.                     6,000        72
                  Grant Prideco, Inc.*                       8,300       113
                  Key Energy Services, Inc.*                10,600       111
                  Patterson-UTI Energy, Inc.*                6,700       189
                  Pride International, Inc.*                12,100       189
                ------------------------------------------------------------
                                                                         774

36
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)


Statement of Investments (continued)
Small Cap Growth Fund
June 30, 2002

                                                           Number of  Market
                                                            Shares    (000)
   --------------------------------------------------------------------------
   COMMON STOCK Entertainment & Recreation 2.04%
    (continued)   JAKKS Pacific, Inc.*                        4,100  $     73
                  Scientific Games Corp.*                    32,949       263
                  Station Casinos, Inc.*                     30,600       546
                ------------------------------------------------------------
                                                                          882
                Food & Beverage 3.03%
                  American Italian Pasta Co.*                   700        36
                  Bob Evans Farms, Inc.                       6,800       213
                  Fresh Del Monte Produce, Inc.               4,800       120
                  Interstate Bakeries Corp.                   9,000       260
                  Landry's Restaurants, Inc.                  9,000       230
                  Panera Bread Co.*                           7,930       273
                  Ryan's Family Steakhouses, Inc.*           10,500       138
                  Smith & Wollensky Restaurant Group*         7,100        40
                ------------------------------------------------------------
                                                                        1,310
                Health Care & Pharmaceuticals 10.60%
                  Accredo Health, Inc.*                       3,200       148
                  Advanced Neuromodulation Systems, Inc.*     4,000       122
                  AeroGen, Inc.*                             61,200        53
                  Align Technology, Inc.*                    10,100        40
                  Alliance Imaging, Inc.*                     7,300        99
                  AtheroGenics, Inc.*                        21,400       153
                  Atrix Laboratories, Inc.*                   2,900        64
                  Axcan Pharma, Inc.*                        16,300       238
                  Bioject Medical Technologies, Inc.*        33,700       118
                  Bruker AXS, Inc.*                          13,479        20
                  Bruker Daltonics, Inc.*                    17,300        70
                  Conceptus, Inc.*                            8,200       135
                  CTI Molecular Imaging, Inc.*                6,700       154
                  DIANON Systems, Inc.*                       2,000       107
                  Endo Pharmaceuticals Holdings, Inc.*       30,500       214
                  Esperion Therapeutics                       9,500        51
                  First Horizon Pharmaceutical Corp.*        23,200       478
                  Henry Schein, Inc.*                         6,300       280
                  Illumina, Inc.*                             5,700        38
                  Inhale Therapeutic Systems, Inc.*           5,800        55
                  Inverness Medical Innovations, Inc.*        4,900        99
                  Kyphon, Inc.*                              14,400       210
                  Noven Pharmaceuticals, Inc.*                9,100       231
                  Odyssey Healthcare, Inc.*                   8,900       323
                  Scios, Inc.*                               15,941       488
                  Transgenomic, Inc.*                        33,400        83
                  Trimeris, Inc.*                             5,200       231
                  Tripos, Inc.*                               5,600       122
                  Versicor, Inc.*                            12,100       163
                ------------------------------------------------------------
                                                                        4,587
                Insurance 0.76%
                  American Medical Security Group*            1,700        41
                  Centene Corp.*                              2,900        90
                  First American Corp.                        8,600       198
                ------------------------------------------------------------
                                                                          329

                                                                             37
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)


Statement of Investments (continued)
Small Cap Growth Fund
June 30, 2002

                                                         Number of  Market
                                                          Shares    (000)
     ----------------------------------------------------------------------
     COMMON STOCK Media & Media Services 7.15%
      (continued)   Cumulus Media, Inc.*                   25,100  $    345
                    Entravision Communications Corp.*      14,900       183
                    LIN TV Corp.*                          18,600       503
                    Macrovision Corp.*                     36,500       481
                    Pixar Animation Studios                24,100     1,068
                    Sinclair Broadcast Group*              28,900       420
                    Spanish Broadcasting System, Inc.*      9,100        91
                  --------------------------------------------------------
                                                                      3,091
                  Paper & Forest Products 0.28%
                    Albany International Corp.              4,500       121

                  Retail & Apparel 9.70%
                    Abercrombie & Fitch Co.*                8,800       212
                    Aeropostale, Inc.*                     20,000       547
                    American Eagle Outfitters, Inc.*        7,000       148
                    Big 5 Sporting Goods Corp.*            12,800       179
                    Blue Rhino Corp.*                       8,500       117
                    Chico's FAS, Inc.*                      1,200        44
                    Coach, Inc.*                            8,834       485
                    Cost Plus, Inc.*                        4,300       132
                    CSK Auto Corp.*                        11,700       163
                    Insight Enterprises, Inc.*              7,400       186
                    Kenneth Cole Productions, Inc.*         3,600       102
                    Linens 'n Things, Inc.*                11,276       370
                    Petco Animal Supplies, Inc.*            9,300       232
                    Polo Ralph Lauren Corp.*               15,500       347
                    Quiksilver, Inc.*                      14,200       352
                    Stage Stores, Inc.*                     5,200       181
                    Too, Inc.*                              8,600       265
                    United Auto Group, Inc.*                6,500       136
                  --------------------------------------------------------
                                                                      4,198
                  Transportation 2.29%
                    Hawaiian Airlines, Inc.*               17,000        62
                    Heartland Express, Inc.*                4,201       100
                    J.B. Hunt Transport Services, Inc.*     9,600       283
                    JetBlue Airways Corp.*                  1,059        48
                    Landstar System, Inc.*                  2,900       308
                    Werner Enterprises, Inc.                4,400        94
                    Yellow Corp.*                           2,900        94
                  --------------------------------------------------------
                                                                        989
                  Waste Management 1.88%
                    Stericycle, Inc.*                      15,000       533
                    Waste Connections, Inc.*                8,966       280
                  --------------------------------------------------------
                                                                        813

                  Total Common Stock 98.38%                          42,557
                    (Cost $48,651)
                  --------------------------------------------------------

38
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)


Statement of Investments (concluded)
Small Cap Growth Fund
June 30, 2002


                                                             Principal
                                                    Maturity  Amount   Market
                                              Rate    Date     (000)   (000)
 -----------------------------------------------------------------------------
 SHORT-TERM U.S. Treasury Bill/^/             1.64% 07/18/02  $   400  $   400
 INVESTMENT ------------------------------------------------------------------

            Total Short-Term Investment 0.92%                              400
              (Cost $400)
            ------------------------------------------------------------------

            Total Investments 99.30%                                    42,957
              (Cost $49,051)

            Cash and Other Assets in
             Excess of Liabilities 0.70%                                   302
            ------------------------------------------------------------------

            Net Assets 100.00%                                         $43,259
            ------------------------------------------------------------------

                        *Non-income producing during the six months ended June
                         30, 2002 as this security did not pay dividends.
                      /^/The rate reflects the securities yield to maturity.

                                                                             39
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)

                                    [CHART]

Cash & Other Net Assets 1.5%

Asia 8.6%

Europe 63.4%

Pacific 26.5%

Statement of Investments
International Equity Fund
June 30, 2002

                                                                              Number of  Market
                                                                               Shares    (000)
------------------------------------------------------------------------------------------------
COMMON AND      Australia 1.61%
PREFERRED STOCK   BHP Billiton Ltd. (Metals & Mining)                           89,731  $    520

                Finland 1.02%
                  Stora Enso OYJ (Paper & Forest Products)                      23,559       330

                France 17.37%
                  Accor (Hotels, Restaurants & Lesisure)                         9,173       371
                  Arcelor (Metals & Mining)*                                    12,242       174
                  Aventis SA (Pharmaceuticals)                                  12,116       857
                  Cie De St Gobain (Building Products)                          11,744       526
                  LVHM Moet Hennessy (Apparel)                                   9,930       499
                  Pernod Ricard (Beverages)                                      1,988       194
                  Sanofi-Synthelabo SA (Pharmaceuticals)                         8,471       514
                  Schneider Electric SA (Electrical Equipment)                  10,218       548
                  Suez Lyonnaise Des Eaux (Utilities)                           17,003       453
                  Total Fina Elf SA-B (Oil & Gas)                                4,454       722
                  Valeo (Automotive)                                            11,422       474
                  Vivendi Universal (Media)                                     13,103       283
                -------------------------------------------------------------------------------
                                                                                           5,615
                Germany 5.15%
                  Allianz AG (Insurance)                                         3,016       608
                  Muenchener Ruckvers AG (Insurance)                             2,490       589
                  Volkswagen AG (Automobiles)                                    9,705       467
                -------------------------------------------------------------------------------
                                                                                           1,664
                Hong Kong 3.47%
                  China Mobile (Telecommunications)*                           173,500       513
                  Hutchison Whampoa (Industrial Conglomerates)                  37,000       276
                  Sun Hung Kai Properties (Real Estate)                         44,000       334
                -------------------------------------------------------------------------------
                                                                                           1,123
                Italy 6.27%
                  Intesasbci (Financial)                                       224,184       683
                  Mediaset (Media)                                              85,433       660
                  ENI (Oil & Gas)                                               43,007       683
                -------------------------------------------------------------------------------
                                                                                           2,026
                Japan 20.50%
                  Bridgestone Corp. (Automotive)                                54,000       743
                  Canon, Inc. (Office Equipment & Supplies)                     18,000       680
                  East Japan Railway (Railroads)                                    72       337
                  Fanuc (Machinery)                                              8,600       432
                  ITO-Yokado Company Ltd. (Retail)                              10,000       501
                  Matsushita Electric Industries Co. (Electronic Components)    45,000       614
                  Murata Manufacturing Co. (Electronic Components)               4,900       315
                  Nissan Motor Compnay Ltd. (Automobiles)                       87,000       602
                  Nomura Holdings (Financial)                                   30,000       440
                  Orix Corp. (Financial)                                         4,500       363
                  Rohm C. (Electronic Components)                                4,300       642
                  Shin Etsu Chem Co. (Chemicals)                                13,500       580
                  Tokyo Electron (Electronic Components)                         5,800       378
                -------------------------------------------------------------------------------
                                                                                           6,627

40
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)


Statement of Investments (continued)
International Equity Fund
June 30, 2002

                                                                                Number of Market
                                                                                 Shares   (000)
-------------------------------------------------------------------------------------------------
COMMON AND      Korea 5.14%
PREFERRED STOCK   Kookmin Bank (ADR) (Financial)                                   6,493  $   319
  (concluded)     Samsung Electronics Ltd. (Electronic Components)                 7,259      997
                  SK Telecom Ltd. (ADR) (Telecommunications)                      13,910      345
                --------------------------------------------------------------------------------
                                                                                            1,661
                Netherlands 7.97%
                  Koninklijke KPN NV (Telecommunications)                         59,786      279
                  Philips Electronic (Household Durables)                         23,028      642
                  Unilver NV (Food Products)                                       8,033      525
                  VNU NV (Media)                                                  24,246      673
                  Wolters Kluwer (Media)                                          24,238      459
                --------------------------------------------------------------------------------
                                                                                            2,578
                Singapore 2.37%
                  DBS Group Holdings (Financial)                                  65,000      456
                  United O/Seas Bank (Financial)                                  43,000      309
                --------------------------------------------------------------------------------
                                                                                              765
                Spain 1.72%
                  BCO Sant Cent Hisp (Financial)                                  37,421      297
                  Telefonica SA (Telecommunications)                              30,750      258
                --------------------------------------------------------------------------------
                                                                                              555
                Switzerland 3.32%
                  Credit Suisse Group (Financial)                                  6,781      511
                  Roche Holdings AG (Pharmaceuticals)                             17,731      562
                --------------------------------------------------------------------------------
                                                                                            1,073
                Taiwan 1.98%
                  Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)               25,810      336
                  (Electronic Components)*
                  United Microelectronics Corp. (ADR) (Electronic Components)*    41,335      304
                --------------------------------------------------------------------------------
                                                                                              640
                Turkey 0.03%
                  Turkcell Iletisim Hizmetleri (ADR) (Telecommunications)*           829       10

                United Kingdom 20.54%
                  Astrazenca (Pharmaceuticals)                                    12,159      503
                  BAA (Transportation)                                            35,913      328
                  BAE Systems (Aerospace)                                        180,911      924
                  British Sky Broadcast (Media)                                   65,069      624
                  BT Group (Telecommunications)                                   88,041      338
                  Cadbury Schweppes (Food Products)                               12,517       94
                  GlaxoSmithKline PLC (Pharmaceuticals)                           14,076      304
                  HSBC Holdings (Financial)                                       57,334      660
                  Imperial Tobacco (Tobacco)                                      19,984      325
                  Imperial Tobacco (Tobacco)                                       8,529      135
                  Marks & Spencer (Retail)                                        86,027      489
                  Reed Elsevier PLC (Media)                                      114,968    1,093
                  Royal Bank of Scotland Group (Financial)                        18,436      523
                  Vodafone Group Public Ltd. (Telecommunications)                219,689      301
                --------------------------------------------------------------------------------
                                                                                            6,641

                Total Common and Preferred Stock 98.46%                                    31,828
                  (Cost $32,188)
                --------------------------------------------------------------------------------

                                                                             41
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)


Statement of Investments (concluded)
International Equity Fund
June 30, 2002


                                                                            Principal
                                                                   Maturity  Amount   Market
                                                             Rate    Date     (000)   (000)
---------------------------------------------------------------------------------------------
SHORT-TERM State Street Bank - Repurchase Agreement (secured
INVESTMENT  by $441, US Treasury Note, 7.875%, 11/15/04)     0.85% 07/01/02   $429    $   429
           ----------------------------------------------------------------------------------

           Total Short-Term Investment 1.33%                                              429
             (Cost $429)
           ----------------------------------------------------------------------------------

           Total Investments 99.79%                                                    32,257
             (Cost $32,617)

           Foreign Currency 0.20%                                                          67
             (Various Denominations)
             (Cost $67)

           Cash and Other Assets In Excess of Liabilities
            0.01%                                                                           2
           ----------------------------------------------------------------------------------

           Net Assets 100.00%                                                         $32,326
           ----------------------------------------------------------------------------------

                        *Non-income producing during the six months ended June
                         30, 2002 as this security did not pay dividends.

42
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)

                                    [CHART]

Cash & Other Net Assets 3.0%

Common Stock 97.0%

Statement of Investments
Socially Responsible Fund
June 30, 2002

                                                          Number of  Market
                                                           Shares    (000)
    ------------------------------------------------------------------------
    COMMON STOCK Aerospace 0.16%
                   Goodrich Corp.                            4,100  $    112

                 Automotive 5.29%
                   Autoliv, Inc.                            17,200       433
                   Dana Corp.                               19,200       356
                   Delphi Automotive Systems Corp.          30,400       401
                   General Motors Corp.                     14,000       748
                   Genuine Parts Co.                        13,300       464
                   Goodyear Tire & Rubber Co.               15,200       284
                   Lear Corp.*                               9,800       453
                   PACCAR, Inc.                             11,400       506
                 ----------------------------------------------------------
                                                                       3,645
                 Banks & Financial Services 29.41%
                   American Express Co.                      7,000       254
                   AmSouth Bancorporation                   23,200       519
                   Bank of America Corp.                    27,200     1,914
                   Bank One Corp.                           25,100       966
                   Charter One Financial, Inc.              13,200       454
                   CitiGroup                                52,566     2,037
                   Countrywide Credit Industries, Inc.       5,800       280
                   Federal Home Loan Mortgage Corp.          7,600       465
                   Federal National Mortgage Association    10,500       774
                   FleetBoston Financial Corp.              24,100       780
                   Golden West Financial Corp.               7,500       516
                   Huntington Bancshares, Inc.              24,400       474
                   J.P. Morgan Chase & Co.                  17,700       600
                   KeyCorp                                  19,100       521
                   Lehman Brothers Holdings, Inc.            8,600       538
                   Merrill Lynch & Company, Inc.             4,000       162
                   Morgan Stanley Dean Witter & Co.         20,700       892
                   National City Corp.                      19,400       645
                   Regions Financial Corp.                  14,500       510
                   SouthTrust Corp.                         18,700       488
                   SunTrust Banks, Inc.                      8,600       582
                   U.S. Bancorp                             45,600     1,065
                   Union Planters Corp.                     14,700       476
                   UnionBanCal Corp.                        10,400       487
                   Wachovia Corp.                           38,700     1,478
                   Washington Mutual, Inc.                  23,000       854
                   Wells Fargo & Co.                        30,300     1,517
                 ----------------------------------------------------------
                                                                      20,248
                 Business Machines 0.89%
                   Hewlett-Packard Co.                      40,100       613

                 Capital Goods 0.26%
                   W.W. Grainger, Inc.                       3,600       180

                 Chemicals 4.99%
                   Cabot Corp.                              10,300       295
                   Dow Chemical Co.                         23,100       794
                   Eastman Chemical Co.                      9,600       450
                   Lubrizol Corp.                            9,000       302

                                                                             43
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)


Statement of Investments (continued)
Socially Responsible Fund
June 30, 2002

                                                            Number of  Market
                                                             Shares    (000)
  ----------------------------------------------------------------------------
  COMMON STOCK   PPG Industries, Inc.                          9,000  $    557
   (continued)   Praxair, Inc.                                 9,900       564
                 Sherwin-Williams Co.                         15,900       476
               --------------------------------------------------------------
                                                                         3,438
               Communication Equipment & Services 9.05%
                 AT&T Corp.                                   76,800       822
                 BellSouth Corp.                              34,200     1,077
                 Corning, Inc.*                               89,100       316
                 Nortel Networks Corp.*                      221,500       321
                 SBC Communications, Inc.                     45,922     1,401
                 Sprint Corp.                                 27,200       289
                 Tellabs, Inc.*                               25,200       156
                 Verizon Communications, Inc.                 45,100     1,811
                 WorldCom Inc./WorldCom Group*               349,600        35
               --------------------------------------------------------------
                                                                         6,228
               Computer Software & Services 1.69%
                 Electronic Data Systems Corp.                 6,600       245
                 Ingram Micro, Inc.* - A                      15,800       217
                 Quantum Corp.*                               27,600       116
                 Quest Communications International, Inc.*    81,300       228
                 Tech Data Corp.*                              9,500       359
               --------------------------------------------------------------
                                                                         1,165
               Construction 0.85%
                 Pulte Homes, Inc.                            10,200       586
  .            Consumer Products 3.73%
                 ConAgra Foods, Inc.                          24,300       672
                 Eastman Kodak Co.                            16,500       481
                 Masco Corp.                                   6,900       187
                 Newell Rubbermaid, Inc.                      18,900       663
                 Procter & Gamble Co. (The)                    6,350       567
               --------------------------------------------------------------
                                                                         2,570
               Electronic Equipment & Services 2.41%
                 Arrow Electronics, Inc.*                     15,900       330
                 Avnet, Inc.                                  15,100       332
                 Cooper Industries, Inc. - A                  11,100       436
                 Hubbell, Inc.                                 8,600       294
                 Motorola, Inc.                                7,000       101
                 Solectron Corp.*                             27,200       167
               --------------------------------------------------------------
                                                                         1,660
               Energy 4.21%
                 Amerada Hess Corp.                            5,700       470
                 Ashland, Inc.                                10,000       405
                 Kerr-McGee Corp.                              7,500       402
                 Marathon Oil Corp.                           17,100       464
                 Unocal Corp.                                 13,300       491
                 Valero Energy Corp.                           9,700       363
                 Xcel Energy, Inc.                            18,200       305
               --------------------------------------------------------------
                                                                         2,900

44
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)


Statement of Investments (continued)
Socially Responsible Fund
June 30, 2002

                                                       Number of  Market
                                                        Shares    (000)
      -------------------------------------------------------------------
      COMMON STOCK Food & Beverage 3.28%
       (continued)   Kellogg Co.                         12,200  $    437
                     McDonald's Corp.                     4,400       125
                     Sara Lee Corp.                      25,300       522
                     Tyson Foods, Inc. - A               37,619       583
                     Wendy's International, Inc.         14,900       593
                   ------------------------------------------------------
                                                                    2,260
                   Health Care & Pharmaceuticals 2.57%
                     Bristol Myers Squibb Co.             5,000       129
                     Eli Lilly & Co.                      5,800       327
                     Merck & Company, Inc.                6,300       319
                     Pfizer, Inc.                         7,900       276
                     Pharmacia Corp.                      8,200       307
                     Schering-Plough Corp.                3,200        79
                     Wyeth                                6,500       333
                   ------------------------------------------------------
                                                                    1,770
                   Insurance 7.93%
                     Allstate Corp.                      20,200       747
                     American International Group         6,600       450
                     Aon Corp.                            4,400       130
                     Chubb Corp.                          7,600       538
                     CIGNA Corp.                          4,100       399
                     Health Net, Inc.*                   17,300       463
                     Humana, Inc.*                       12,200       191
                     MBIA, Inc.                           6,500       367
                     MetLife, Inc.                       16,900       487
                     MGIC Investment Corp.                7,600       515
                     Old Republic International Corp.    10,700       337
                     St. Paul Companies, Inc.            11,100       432
                     Torchmark Corp.                     10,500       401
                   ------------------------------------------------------
                                                                    5,457
                   Manufacturing (Diversified) 3.12%
                     Black & Decker Corp.                10,200       492
                     FMC Corp.*                           3,100        94
                     Ingersoll-Rand Co. - A               9,400       429
                     Leggett & Platt, Inc.               18,100       424
                     Snap-On, Inc.                       10,200       303
                     Whirlpool Corp.                      6,200       405
                   ------------------------------------------------------
                                                                    2,147
                   Media & Media Services 2.26%
                     Comcast Corp.* - A                  22,900       546
                     Disney (Walt) Co.                   14,400       272
                     Gannett Company, Inc.                8,900       676
                     Liberty Media Corp.* - A             5,900        59
                   ------------------------------------------------------
                                                                    1,553
                   Paper & Forest Products 1.76%
                     Boise Cascade Corp.                 10,100       349
                     MeadWestvaco Corp.                  14,647       492
                     Smurfit-Stone Container Corp.*      24,200       373
                   ------------------------------------------------------
                                                                    1,214

                                                                             45
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)


Statement of Investments (continued)
Socially Responsible Fund
June 30, 2002

                                                         Number of Market
                                                          Shares   (000)
      --------------------------------------------------------------------
      COMMON STOCK Printing & Publishing 0.56%
       (concluded)   R.R. Donnelley & Sons Co.             13,900  $   383

                   Railroad & Shipping 3.12%
                     Burlington Northern Santa Fe Corp.    19,100      573
                     CSX Corp.                             11,400      400
                     Norfolk Southern Corp.                23,100      540
                     Union Pacific Corp.                   10,000      633
                   ------------------------------------------------------
                                                                     2,146
                   Retail & Apparel 4.47%
                     Albertson's, Inc.                     17,000      518
                     Federated Department Stores, Inc.*    12,700      504
                     Liz Claiborne, Inc.                   15,400      490
                     May Department Stores Co. (The)       15,200      501
                     Sears, Roebuck and Co.                12,100      657
                     TJX Companies, Inc.                   20,600      404
                   ------------------------------------------------------
                                                                     3,074
                   Utilities 5.02%
                     Ameren Corp.                          11,100      477
                     Cinergy Corp.                         13,700      493
                     Consolidated Edison, Inc.             11,600      484
                     Constellation Energy Group            15,900      467
                     Entergy Corp.                         11,100      471
                     Puget Energy, Inc.                    11,175      231
                     Reliant Resources, Inc.*              24,500      214
                     Western Resources, Inc.               12,400      190
                     Wisconsin Energy Corp.                17,000      430
                   ------------------------------------------------------
                                                                     3,457

                   Total Common Stock 97.03%                        66,806
                     (Cost $71,826)
                   ------------------------------------------------------

46
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)


Statement of Investments (concluded)
Socially Responsible Fund
June 30, 2002


                                                                    Principal
                                                           Maturity  Amount   Market
                                                     Rate    Date     (000)   (000)
-------------------------------------------------------------------------------------
SHORT TERM State Street Bank -- Repurchase Agreement
INVESTMENT  (secured by $2,059, US Treasury Bond,
            8.875%, 08/15/17)                        0.85% 07/01/02 $  2,014  $ 2,014
           --------------------------------------------------------------------------

           Total Short-Term Investment 2.93%                                    2,014
             (Cost $2,014)
           --------------------------------------------------------------------------
           Total Investments 99.96%                                            68,820
             (Cost $73,840)

           Cash & Other Assets In
            Excess of Liabilities 0.04%                                            29
           --------------------------------------------------------------------------

           Net Assets 100.00%                                                 $68,849
           --------------------------------------------------------------------------

                        *Non-income producing during the six months ended June
                         30, 2002 as this security did not pay dividends.

                                                                             47
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)

Statement of Assets and Liabilities
June 30, 2002

                                                                                     SMALL CAP   INTERNATIONAL  SOCIALLY
                                  EQUITY       BALANCED       INCOME    SHORT-TERM    GROWTH        EQUITY     RESPONSIBLE
                                   FUND          FUND          FUND        FUND        FUND          FUND         FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash                          $         895  $         --  $    470,663 $       15 $    198,023  $        117  $       899
Investments at market value*    528,976,157   269,524,063   152,262,747  4,119,430   42,957,139    32,256,559   68,820,037
Foreign currency at value*               --            --       100,157         --           --        67,284           --
Forward currency contracts               --            --       131,888         --           --           243           --
Dividends and interest
 receivable                         761,696            --     1,432,273     24,256        1,046        32,987      129,332
Receivable-foreign taxes                 --            --            --         --           --        45,319           --
Receivable-fund shares sold          87,843        64,823        26,058      2,142       54,697        40,391       46,715
Receivable-investments sold              --            --     2,745,968         --      612,401       225,213           --
Other Assets                             --           292            --         --           --            --           --
--------------------------------------------------------------------------------------------------------------------------
  Total Assets                  529,826,591   269,589,178   157,169,754  4,145,843   43,823,306    32,668,113   68,996,983
--------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Forward currency contracts               --            --       859,297         --           --            95           --
Payable-fund shares redeemed        191,095        92,303        33,762     47,890       36,800         3,661       31,379
Payable-investments purchased       678,305            --    31,278,778         --      421,593       240,395           --
Payable-foreign taxes                    --            --         1,321         --           --            --           --
Payable-advisory and related
 fees                               538,605            --       123,553         --       78,063        50,765       95,746
Accrued expenses                     42,205        21,747        30,840      4,701       27,992        47,624       20,591
--------------------------------------------------------------------------------------------------------------------------
  Total Liabilities               1,450,210       114,050    32,327,551     52,591      564,448       342,540      147,716
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                    $ 528,376,381  $269,475,128  $124,842,203 $4,093,252 $ 43,258,858  $ 32,325,573  $68,849,267
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Par Value of Common Shares       29,798,765     1,731,665       991,751     40,159           --            --           --
Paid in Surplus                 624,258,503   305,518,426   116,931,624  4,002,843   75,325,433    45,786,245   73,172,172
Accumulated undistributed net
 investment income (loss)         3,069,934        (9,316)    3,156,811     36,579     (403,349)      (16,949)     431,620
Accumulated undistributed net
 realized gain (loss) from
 investments and foreign
 currency transactions          (76,826,736)  (11,347,423)    1,054,220        466  (25,569,823)  (13,088,953)     265,259
Net unrealized appreciation
 (depreciation) on
 investments and translation
 of assets and liabilities in
 foreign currency               (51,924,085)  (26,418,224)    2,707,797     13,205   (6,093,403)     (354,770)  (5,019,784)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                    $ 528,376,381  $269,475,128  $124,842,203 $4,093,252 $ 43,258,858  $ 32,325,573  $68,849,267
--------------------------------------------------------------------------------------------------------------------------

Number of shares outstanding:
(Authorized 50,000,000 shares
 each)                           29,798,765    17,316,650     9,917,519    401,598    4,759,429     3,205,992    5,638,060

Par Value                     $        1.00  $       0.10  $       0.10 $     0.10 $         --  $         --  $        --
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER
 SHARE                        $       17.73  $      15.56  $      12.59 $    10.19 $       9.09  $      10.08  $     12.21
--------------------------------------------------------------------------------------------------------------------------

*Cost of Securities:
  Investments                  $580,900,242  $295,942,287  $148,846,146 $4,106,225 $ 49,050,542  $ 32,616,527  $73,839,821
  Foreign Currency                       --            --  $     94,320         --           --  $     66,569           --

48
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)

Statement of Operations
For the Six Months Ended June 30, 2002

                                                                                               SMALL CAP   INTERNATIONAL
                                             EQUITY       BALANCED      INCOME    SHORT-TERM    GROWTH        EQUITY
                                              FUND          FUND         FUND        FUND        FUND          FUND
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                               $  5,168,492  $         --  $       --   $    --   $     12,770   $   355,320
  Interest                                      46,775            --   3,725,887    39,685         12,013          (700)
  Miscellaneous income                          33,061            --      84,485        --             --            --
-------------------------------------------------------------------------------------------------------------------------
                                             5,248,328            --   3,810,372    39,685         24,783       354,620
  Foreign taxes withheld                       (12,808)           --      (6,525)       --             --       (35,928)
-------------------------------------------------------------------------------------------------------------------------
  Total investment income                    5,235,520            --   3,803,847    39,685         24,783       318,692

EXPENSES:
  Advisory fees                              1,147,714            --     256,571     1,994        293,674       139,532
  Administrative and support fees            1,204,468            --     276,645     6,744        107,419        69,864
  Professional fees                             45,340        15,918      20,796     5,257          9,572         8,020
  Fund Pricing fees                             41,084         1,964      11,782       196         18,888        14,728
  Custodian fees                                84,657         3,987      23,922       399         38,348        29,903
  Transfer agent fees                           17,847            24          24        24             24            24
  Shareholder reports                           16,207         2,703         376        --          2,161         1,350
  Trustees' fees and expenses                    3,620         3,620       3,620     3,620          3,620         3,620
-------------------------------------------------------------------------------------------------------------------------
  Total expenses                             2,560,937        28,216     593,736    18,234        473,706       267,041
-------------------------------------------------------------------------------------------------------------------------

  Less advisory and related fees
   waived                                     (106,894)           --     (31,828)   (6,744)       (36,583)       (3,617)
  Less expenses paid by Horace
   Mann Investors, Inc.                             --            --          --    (7,251)            --            --
  Less earnings credits on cash
   balances                                     (1,244)          (25)     (6,457)     (133)        (8,991)         (108)
  Less expenses paid by
   commission credits                         (107,110)           --          --        --             --            --
-------------------------------------------------------------------------------------------------------------------------
  Net Expenses                               2,345,689        28,191     555,451     4,106        428,132       263,316
-------------------------------------------------------------------------------------------------------------------------

  Net investment income
   (loss)                                    2,889,831       (28,191)  3,248,396    35,579       (403,349)       55,376
-------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Realized gain (loss) from:
    Investments                            (14,517,515)     (231,126)  1,226,894       454     (1,736,343)   (3,785,258)
    Foreign currency transactions                   --            --          --        --             --        56,190

  Net realized gain (loss) on
   investments and foreign
   currency transactions                   (14,517,515)     (231,126)  1,226,894       454     (1,736,343)   (3,729,068)

  Change in unrealized appreciation
   (depreciation) on:
    Investments                            (43,034,527)  (13,208,017)   (623,702)    1,873    (12,559,496)    2,345,579
    Translation of assets and
     liabilities in foreign currencies              --            --    (808,113)       --             --       (58,596)

  Net realized and unrealized
   gain (loss) from
   investments and foreign
   currency transactions                   (57,552,042)  (13,439,143)   (204,921)    2,327    (14,295,839)   (1,442,085)
-------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS                               $(54,662,211) $(13,467,334) $3,043,475   $37,906   $(14,699,188)  $(1,386,709)
-------------------------------------------------------------------------------------------------------------------------

                                           SOCIALLY
                                          RESPONSIBLE
                                             FUND
------------------------------------------------------
INVESTMENT INCOME:
  Dividends                               $   772,702
  Interest                                      6,542
  Miscellaneous income                             --
------------------------------------------------------
                                              779,244
  Foreign taxes withheld                          (58)
------------------------------------------------------
  Total investment income                     779,186

EXPENSES:
  Advisory fees                               252,194
  Administrative and support fees             151,793
  Professional fees                             9,555
  Fund Pricing fees                             6,990
  Custodian fees                               14,193
  Transfer agent fees                              24
  Shareholder reports                           2,161
  Trustees' fees and expenses                   3,620
------------------------------------------------------
  Total expenses                              440,530
------------------------------------------------------

  Less advisory and related fees
   waived                                     (71,330)
  Less expenses paid by Horace
   Mann Investors, Inc.                            --
  Less earnings credits on cash
   balances                                       (65)
  Less expenses paid by
   commission credits                              --
------------------------------------------------------
  Net Expenses                                369,135
------------------------------------------------------

  Net investment income
   (loss)                                     410,051
------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Realized gain (loss) from:
    Investments                               601,134
    Foreign currency transactions                  --

  Net realized gain (loss) on
   investments and foreign
   currency transactions                      601,134

  Change in unrealized appreciation
   (depreciation) on:
    Investments                            (4,046,665)
    Translation of assets and
     liabilities in foreign currencies             --

  Net realized and unrealized
   gain (loss) from
   investments and foreign
   currency transactions                   (3,445,531)
------------------------------------------------------

NET INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS                               $(3,035,480)
------------------------------------------------------

                                                                             49
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)

Statement of Changes in Net Assets
For the Periods Ended June 30, 2002 and December 31, 2001


                                                     EQUITY FUND                 BALANCED FUND                INCOME FUND
                                                  2002          2001          2002          2001          2002          2001
---------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS:
  Net investment income (loss)               $   2,889,831  $  6,476,771  $    (28,191) $ 11,304,278  $  3,248,396  $  7,851,354

  Net realized short-term gain (loss) on
   investments and foreign currency
   transactions                                 (4,853,419)   (8,401,237)           --       555,974     1,027,748     3,096,895

  Net realized long-term gain (loss) on
   investments and foreign currency
   transactions                                 (9,664,096)   15,253,546      (231,126)    1,069,485       199,146       545,803

  Net unrealized appreciation
   (depreciation) on investments and
   translation of assets and liabilities in
   foreign currency                            (43,034,527)  (39,792,198)  (13,208,017)   (8,969,598)   (1,431,815)       44,781
-------------------------------------------------------------------------------------------------------------------------------

  Change in net assets from
   operations                                  (54,662,211)  (26,463,118)  (13,467,334)    3,960,139     3,043,475    11,538,833
-------------------------------------------------------------------------------------------------------------------------------

FROM DISTRIBUTION TO
 SHAREHOLDERS:
  Net investment income                                 --    (6,403,440)           --   (11,343,163)           --    (7,597,565)

  Net realized short-term gain (loss) from
   investments and foreign currency
   transactions                                         --            --            --            --            --            --

  Net realized long-term gain (loss) from
   investments and foreign currency
   transactions                                         --            --            --            --            --    (3,658,132)
-------------------------------------------------------------------------------------------------------------------------------

  Total distributions to shareholders                   --    (6,403,440)           --   (11,343,163)           --   (11,255,697)
-------------------------------------------------------------------------------------------------------------------------------

FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                     17,448,008    46,039,181    10,192,026    22,053,789     6,592,041     8,676,908

  Net asset value of shares issued in
   reinvestment of dividends and
   capital gain distributions                           --     6,361,221            --    11,343,163            --    10,669,630
-------------------------------------------------------------------------------------------------------------------------------
                                                17,448,008    52,400,402    10,192,026    33,396,952     6,592,041    19,346,538

  Cost of shares redeemed                      (34,425,060)  (87,248,872)  (19,425,100)  (48,566,697)  (10,838,134)  (30,769,005)
-------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) in net assets
   from fund share transactions                (16,977,052)  (34,848,470)   (9,233,074)  (15,169,745)   (4,246,093)  (11,422,467)
-------------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN
 NET ASSETS                                    (71,639,263)  (67,715,028)  (22,700,408)  (22,552,769)   (1,202,618)  (11,139,331)
NET ASSETS:
  Beginning of period                          600,015,644   667,730,672   292,175,536   314,728,305   126,044,821   137,184,152
-------------------------------------------------------------------------------------------------------------------------------
  End of period                               $528,376,381  $600,015,644  $269,475,128  $292,175,536  $124,842,203  $126,044,821
-------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment
 income (loss)                               $   3,069,934  $    180,103  $     (9,316) $     18,875  $  3,156,811  $    (91,585)
-------------------------------------------------------------------------------------------------------------------------------

50
                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS
                                                  2002 FUNDS SEMI-ANNUAL REPORT
                                                                    (UNAUDITED)

Statement of Changes in Net Assets
For the Period Ended June 30, 2002 and December 31, 2001


       SHORT-TERM                   SMALL CAP                INTERNATIONAL                 SOCIALLY
          FUND                     GROWTH FUND                EQUITY FUND              RESPONSIBLE FUND
    2002          2001         2002          2001          2002         2001          2002         2001
------------------------------------------------------------------------------------------------------------

$    35,579   $    97,265  $   (403,349) $   (714,566) $    55,376  $        771  $   410,051  $    754,525

        454         6,245    (1,639,962)  (23,462,409)  (2,090,630)   (5,953,035)     454,193      (611,825)

         --            --       (96,381)      584,049   (1,638,438)   (3,402,781)     146,941     1,437,842

      1,873         8,132   (12,559,496)   (1,039,235)   2,286,983    (2,155,461)  (4,046,665)   (7,169,042)
----------------------------------------------------------------------------------------------------------

     37,906       111,642   (14,699,188)  (24,632,161)  (1,386,709)  (11,510,506)  (3,035,480)   (5,588,500)
----------------------------------------------------------------------------------------------------------

         --       (98,187)           --            --           --            --           --      (737,826)

         --        (5,140)           --            --           --            --           --            --

         --            --            --            --           --            --           --    (1,050,319)
----------------------------------------------------------------------------------------------------------

         --      (103,327)           --            --           --            --           --    (1,788,145)
----------------------------------------------------------------------------------------------------------

  3,631,316     5,872,379     5,209,424    15,149,801    4,013,347    11,534,620    5,580,056    13,316,445

         --       103,327            --            --           --            --           --     1,788,145
----------------------------------------------------------------------------------------------------------
  3,631,316     5,975,706     5,209,424    15,149,801    4,013,347    11,534,620    5,580,056    15,104,590

 (2,371,891)   (5,170,353)   (5,688,279)  (15,678,077)  (3,845,167)   (9,169,309)  (5,338,940)  (12,095,496)
----------------------------------------------------------------------------------------------------------

  1,259,425       805,353      (478,855)     (528,276)     168,180     2,365,311      241,116     3,009,094
----------------------------------------------------------------------------------------------------------

  1,297,331       813,668   (15,178,043)  (25,160,437)  (1,218,529)   (9,145,195)  (2,794,364)   (4,367,551)
  2,795,921     1,982,253    58,436,901    83,597,338   33,544,102    42,689,297   71,643,631    76,011,182
----------------------------------------------------------------------------------------------------------
$ 4,093,252   $ 2,795,921  $ 43,258,858  $ 58,436,901  $32,325,573  $ 33,544,102  $68,849,267  $ 71,643,631
----------------------------------------------------------------------------------------------------------
$    36,579   $     1,000  $   (403,349) $         --  $   (16,949) $    (72,325) $   431,620  $     21,569
----------------------------------------------------------------------------------------------------------

HORACE MANN MUTUAL FUNDS                           2002 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

Notes to the Financial Statements

June 30, 2002

1. BUSINESS ORGANIZATION -- The Horace Mann Mutual Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, which offers units of beneficial ownership (shares) in seven separate investment portfolios: Equity Fund (formally Growth
Fund), Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund. These funds collectively are referred to as the "Funds." Shares are presently offered to Horace Mann Life Insurance Company (HMLIC) Separate Account and the HMLIC 401(k) Separate Account. The Equity Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.

     FUND INVESTMENT OBJECTIVES:

     A. Equity Fund -- primary, long-term capital growth; secondary, conservation of principal and production of income.

     B. Balanced Fund -- high long-term total rate of return consistent with prudent investment risks.

     C. Income Fund -- long-term total rate of return in excess of the U.S. bond market over a full market cycle.

     D. Short-Term Investment Fund -- primary, realize maximum current income to the extent consistent with liquidity; secondary, preservation of principal.

     E.   Small Cap Growth Fund -- long-term capital appreciation.

     F. International Equity Fund -- long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.

     G. Socially Responsible Fund -- long-term growth of capital, current income and growth of income.

2. SIGNIFICANT ACCOUNTING POLICIES:


     A. Security valuation -- A security listed or traded on U.S. or foreign stock exchanges is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and ask prices on that exchange. If there are no such bid and ask quotations the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities traded over-the-counter are valued at the last current bid price. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any unamortized premium or discount. Foreign securities are converted to United States dollars using exchange rates at the close of the New York Stock Exchange. In the event market quotations would not be available, securities would be valued at fair value as determined in good faith by the Board of Trustees; one such security was owned by the Equity Fund and Socially Responsible Fund at June 30, 2002.

     B. Security transactions and investment income -- Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as they become available. Interest income including level yield, premium and discount amortization is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

          The Income, International Equity, Small Cap Growth and Socially Responsible Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, a

HORACE MANN MUTUAL FUNDS                           2002 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

Notes to the Financial Statements (continued)

June 30, 2002

          Fund may dispose of such securities prior to settlement if its Sub-Investment Adviser deems it appropriate to do so. The Funds may dispose of or negotiate a when-issued or forward commitment after entering into these transactions. Such transactions are generally considered to be derivative transactions. The Funds will normally realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued, delayed delivery or forward commitment basis, the Fund's Custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed delivery transactions.

     C. Federal income taxes -- It is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. No provision has been made for federal income or excise taxes. Dividends and distributions payable to shareholders are recorded by the Funds on the record date. Net investment income for federal income tax purposes includes paydown gains and losses on mortgage backed securities and gains and losses realized on foreign currency transactions. These gains and losses are reclassified as net realized gains and losses for financial reporting purposes.

          The Equity Fund, Balanced Fund, Small Cap Growth Fund, and International Equity Fund intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001 the Equity Fund had an accumulated capital loss carry forward for tax purposes of $61,825,975 which will expire on December 31, 2008. At December 31, 2001 the Balanced Fund, Small Cap Growth Fund and International Equity Fund, had an accumulated capital loss carry forward for tax purposes of $10,503,078, $22,900,999, and $9,018,487, respectively, which will expire on December 31, 2009.

          Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales and the mark to market of foreign currency contracts and passive foreign investment companies.

     D. Dividends and distributions -- Dividends and distributions from net investment income and net realized gains are paid out annually and are recorded on the ex-dividend date.

          Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

          Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences arise between book and tax basis reporting for the year ending December 31, 2001.

          For tax purposes, the Income Fund had a reclassification for MBS paydowns from accumulated undistributed net investment income to accumulated net gain(loss) in the amount of $190,000. The Equity Fund, Income Fund, International Equity Fund, and Socially Responsible Fund had a reclassification for foreign currency transactions from accumulated net gain(loss) to accumulated undistributed net investment income in the amount of $15, $184,571, $71,068, and $75, respectively. The Small Cap Growth Fund generated a net operating loss which has been reclassified from accumulated undistributed net investment loss to paid in capital in the amount of $714,566. The Income Fund had a reclassification of distributions from accumulated net investment income to accumulated net gain(loss) in the amount of $394,364. The Socially Responsible Fund had a reclassification of distributions from accumulated net gain(loss) to accumulated undistributed net investment income in the amount of $910. Additionally, the Socially Responsible Fund had a reclassification from the sale of a REIT from accumulated undistributed net investment income to accumulated net gain(loss) in the amount of $335.

HORACE MANN MUTUAL FUNDS                           2002 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

Notes to the Financial Statements (continued)

June 30, 2002

          For the year ended December 31, 2001, the Income Fund and Socially Responsible Fund paid long-term capital gains of $557,685 and $1,049,409, respectively.

     E. Use of estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

3.OPERATING POLICIES:

     A. Repurchase Agreements -- Securities pledged as collateral for repurchase agreements are held by State Street Bank and Trust Company and are designated as being held on each fund's behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be credit worthy.

     B. Asset Backed Securities -- These securities are secured by installment loans or leases or by revolving lines of credit. They often include credit enhancements that help limit investors exposure to the underlying credit. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

     C.   Collateralized Mortgage Obligations -- Planned Amortization Class
          (PAC) -- These securities have a predetermined schedule for principal repayment coupled with an enhanced degree of cash-flow certainty. A PAC security is a specific class of mortgages which usually carry the most stable cash flows and the lowest amount of prepayment risk. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

     D. American Depository Receipts (ADR) -- A certificate issued by an American bank to evidence ownership of original foreign shares. The certificate is transferable and can be traded. The original foreign stock certificate is deposited with a foreign branch or correspondent bank of the issuing American bank.

     E. Commission Credits -- Bernstein Investment Research and Management Unit of Alliance Capital Management, L.P., Mellon Equity Associates, LLP and Wellington Management Company, LLP, subadvisers for the Equity Fund, seek the best price and execution on each transaction and negotiates commission rates solely on the execution requirements of each trade. Occasionally, the subadvisers place, under a directed brokerage arrangement, common stock trades with an affiliated broker/dealer who credits to the Funds part of the commissions paid.

     F. Earnings Credits on Cash Balances -- During the first six months ended 2002, the Funds' custody fee was reduced as a result of credits earned on overnight cash balances.

     G. Foreign Currency Transactions -- The books and records of the funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

          . market value of investment securities, other assets and other liabilities at the daily rates of exchange, and
          . purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.
          Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign

HORACE MANN MUTUAL FUNDS                           2002 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

Notes to the Financial Statements (continued)

June 30, 2002

          withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

     H. Forward Currency Contracts -- The Income Fund and International Equity Fund may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of assets and liabilities denominated in foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the differences between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

At June 30, 2002 the Income and International Equity Funds had the following open forward currency contracts:

                                                       Current           Unrealized
Foreign                                                 Value           Appreciation
Currency                                             U.S. Dollar       (Depreciation)
-------------------------------------------------------------------------------------
INCOME FUND

Long Contracts:
Euro Dollar
  2,069,585 expiring 05/01/02 - 07/25/02             $ 2,037,614          $ 131,888)
                                                                         ===========
Short Contracts:
Euro Dollar
  6,376,976 expiring 04/18/02 - 08/22/02               6,277,894           (634,728)

Swedish Krona
  7,121,993 expiring 04/18/02 - 07/25/02                 771,577            (83,847)

New Zealand Dollar
  3,178,788 expiring 04/18/02 - 07/25/02               1,542,567           (140,722)
                                                                         -----------
                                                                          $(859,297)
                                                                         ===========
INTERNATIONAL EQUITY FUND

Long Contracts:
Euro Dollar
  150,802 expiring 06/26/02 - 07/01/02               $   148,653          $     189

Pound Sterling
  17,833 expiring 06/26/02 - 07/01/02                     27,188                 13

Short Contracts:
Euro Dollar
  32,628 expiring 06/28/02 - 07/03/02                     32,163                 41
                                                                         ----------
                                                                          $     243
                                                                         ==========
Long Contracts:
Pound Sterling
  42,340 expiring 06/27/02 - 07/03/02                     64,553          $     (95)
                                                                         ==========

HORACE MANN MUTUAL FUNDS                           2002 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

Notes to the Financial Statements (continued)

June 30, 2002

4. FUND SHARE TRANSACTIONS -- The Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940. Shares are presently offered to HMLIC Separate Account and the HMLIC 401K Separate Account. The Equity Fund shares also may be purchased under the dividend reinvestment plan by certain shareholders.

Transactions in capital stock for the periods ended June 30, 2002 and December 31, 2001:

                                            Shares issued
                                           to shareholders
                                           in reinvestment
                                            of dividends                        Net increase
                            Shares sold   and distributions   Shares redeemed    (decrease)
                            -----------   -----------------   ---------------   ------------
Equity Fund
06/30/2002                     924,296              --          (1,784,298)        (860,002)
12/31/2001                   2,375,752         325,549          (4,370,630)      (1,669,329)
Balanced Fund
06/30/2002                     627,455              --          (1,196,685)        (569,230)
12/31/2001                   1,318,213         697,183          (2,905,713)        (890,317)
Income Fund
06/30/2002                     531,504              --            (863,553)        (332,049)
12/31/2001                     670,476         874,560          (2,364,284)        (819,248)
Short-Term Fund
06/30/2002                     357,985              --            (233,785)          124,200
12/31/2001                     575,879          10,271            (508,562)           77,588
Small Cap Growth Fund
06/30/2002                     488,570              --            (539,272)         (50,702)
12/31/2001                   1,157,554              --          (1,177,212)         (19,658)
International Equity Fund
06/30/2002                     388,305              --            (371,696)           16,609
12/31/2001                     964,473              --            (767,265)          197,208
Socially Responsible Fund
06/30/2002                     432,976              --            (414,683)           18,293
12/31/2001                   1,004,836         141,132            (911,576)          234,392

5. MANAGEMENT AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     A. Horace Mann Educators Corporation (HMEC) is the parent company of Horace Mann Investors, Inc. (Investors) and Horace Mann Service Corporation (HMSC) and indirectly owns HMLIC. Collectively, these companies are referred to as Horace Mann.

          On February 19, 2002 Oechsle International Advisors, LLC replaced Zurich Scudder Investments, Inc. as the subadviser on the International Equity Fund.

HORACE MANN MUTUAL FUNDS                           2002 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

Notes to the Financial Statements (continued)

June 30, 2002

          Each subadviser's fees are paid by the adviser out of the advisory fees that it receives from each of the funds. Fees paid to a subadviser of a fund with multiple subadvisers depends upon the fee rate negotiated with the adviser and upon the percentage of the fund's assets allocated to that subadviser by the adviser, which may vary from time to time. Thus, the basis for fees paid to any such subadviser is not constant, and the relative amounts of fees paid to the various subadvisers of a fund will fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a fund, which will remain fixed on the terms described below. The adviser may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the subadvisers results in excess profit to the adviser. Because the adviser will pay each subadviser's fees out of its own fees from the Funds, there will not be any "duplication" of advisory fees paid by the Funds.

          For the six months ended June 30, 2002, services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Adviser received a fee based on each fund's average daily net assets, computed daily and payable monthly, at the following annual rates. For the same period, the adviser waived fees in the amounts listed below.

          Fund                              Rate         Fees waived
          Equity Fund                      0.400%          $106,894
          Balanced Fund*                   0.400                 --
          Income Fund                      0.400             31,828
          Short-Term Investment Fund       0.125                 --
          Small Cap Growth Fund            1.150             36,583
          International Equity Fund        0.850              3,617
          Socially Responsible Fund        0.700             71,330

          *Effective January 19, 2000, the Balanced Fund began operating under a "fund of funds" structure, primarily investing in shares of the Equity Fund and the Income Fund. Under the "fund of funds" arrangement, the Adviser receives directly from the Balanced Fund a fee of 0.400% of the average daily net assets of the Balanced Fund that are not invested in another Fund.

     B. Pursuant to an Administration Agreement with the Funds, Investors provides for the management of the business affairs of each fund, including, but not limited to, office space, clerical services, bookkeeping and other similar services. For the six months ended June 30, 2002, Investors received a fee, accrued daily and paid monthly, based upon the combined assets for the Funds as follows:

          Net Assets                        Rate
          On initial $1 billion            0.250%
          Over $1 billion                  0.200%

     C. Pursuant to a Support Services Agreement, HMLIC provides certain services to the Funds necessary to coordinate the Funds' activities with those of the Separate Account of HMLIC other than the administrative agreement. For the six months ended June 30, 2002, HMLIC received a fee, accrued daily and paid monthly, based upon the combined assets for the Funds as follows:

          Net Assets                       Rate
          On initial $1 billion            0.150%
          Over $1 billion                  0.100%

     D. Transfer and dividend disbursing agent services are provided by HMSC on a per account basis. The transfer agent fees for the six months ended June 30, 2002 were $17,847 for the Equity Fund, $24 each for the Balanced, Income, Short-Term, Small Cap Growth, International Equity and Socially Responsible Funds.

HORACE MANN MUTUAL FUNDS                           2002 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

Notes to the Financial Statements (concluded)

June 30, 2002

     E. The Trust pays each independent trustee a $1,000 annual retainer, $1,000 per board meeting attended, $200 for each committee meeting and $500 for each telephonic meeting. For the six months ended June 30, 2002, the fees, excluding travel expenses, for independent trustees totaled $16,800. There were three meetings held during this period. The Trust does not compensate interested officers and trustees (those who are also officers and/or trustees of Horace Mann).

6. SECURITY TRANSACTIONS -- Security transactions, excluding short-term investments, for the six months ended June 30, 2002 were:

                                     Purchases     Proceeds from sales
-----------------------------------------------------------------------
Equity Fund                         $87,338,794       $105,165,583
Balanced Fund                         7,136,090         15,897,711
Income Fund                          33,221,479         31,723,485
Short-Term Fund                              --                 --
Small Cap Growth Fund                56,988,178         56,448,299
International Equity Fund           227,479,012        215,489,845
Socially Responsible Fund            12,283,060         11,243,211

The following table shows investments, excluding foreign currency, at cost and unrealized appreciation (depreciation) for federal income tax purposes by fund at June 30, 2002.

                                 Aggregate gross        Aggregate gross         Net unrealized
                                   unrealized              unrealized            appreciation
                                  appreciation           (depreciation)         (depreciation)
-----------------------------------------------------------------------------------------------
Equity Fund                        $52,614,807           $(104,538,892)          $(51,924,085)
Balanced Fund                        3,548,596             (29,966,820)           (26,418,224)
Income Fund                          5,938,221              (3,230,424)             2,707,797
Short-Term Fund                         13,205                      --                 13,205
Small Cap Growth Fund                2,718,710              (8,812,113)            (6,093,403)
International Equity Fund            1,475,462              (1,830,232)              (354,770)
Socially Responsible Fund            4,798,466              (9,818,250)            (5,019,784)

HORACE MANN MUTUAL FUNDS                           2002 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

Management of the Funds

A listing of the Trustees and Officers of the Trust, their ages, their principal occupations for the past five years and their affiliation with other companies affiliated with Horace Mann Life Insurance Company is presented below. The address of each Trustee and Officer is P.O. Box 4657, Springfield, Illinois 62708-4657.

Non-Interested Trustees

                                                                                                 Number of
                                       Term of                                                 Portfolios in           Other
                        Position(s)   Office and                                                Fund Complex       Directorships
                         Held with    Length of        Principal Occupation(s)                    Overseen            Held by
Name and Age               Fund      Time Served         During Past 5 Years                     by Director         Director
------------------------------------------------------------------------------------------------------------------------------------
A. Thomas Arisman, 55(2)  Trustee     Since 2002     Formerly President, Horace Mann                  7              N/A
                                                     Mutual Funds; formerly Senior Vice
                                                     President, Horace Mann Life Insurance
                                                     Company and Horace Mann Service
                                                     Corporation; formerly Director and
                                                     President, Horace Mann Investors, Inc.;
                                                     formerly held positions with Horace Mann
                                                     Educators Corporation and its subsidiaries;
                                                     formerly Trustee, Horace Mann Mutual Funds
                                                     (1989-1997, 1999-2000)

Roger A. Formisano, 53    Trustee     Since 2002     Professor of Executive Education,                7              Integrity
                                                     UW-Madison School of Business;                                  Mutual
                                                     Principal, R.A. Formisano & Company,                            Insurance
                                                     LLC; Executive Vice President and                               Company
                                                     Chief Operating Officer, United
                                                     Wisconsin Services, Inc. (1992-1999)

A.L. Gallop, 76           Trustee     Since 1996;    Retired; formerly Executive Director,            7              N/A
                                      Trustee of     Minnesota Education Association;
                                      Predecessor    formerly Director, Horace Mann
                                      Funds from     Educators Corporation
                                      1957 to 1996   (1968-1983)

Richard A. Holt, 60(1)    Trustee     Since 1998     Retired; formerly Senior Relationship            7              N/A
                                                     Manager, Scudder
                                                     Insurance Asset Management

Richard D. Lang, 70(2)    Trustee     Since 1997     Retired; formerly Executive Director,            7              N/A
                                                     Vermont National Education Association;
                                                     formerly member of Horace Mann
                                                     Educators Corporation
                                                     Educator Advisory Board

Harriet A. Russell, 61    Trustee     Since 1996;    Member, Cincinnati Board of Education;           7              Greater
                                      Trustee of     President, Greater Cincinnati Credit                            Cincinnati
                                      Predecessor    Union; formerly teacher, Walnut                                 Credit
                                      Funds from     Hills High School; formerly Director,                           Union Board
                                      1992 to 1996   Horace Mann Growth Fund (1974-1983)

George J. Zock, 51(3)     Trustee     Since 1996;    Executive Vice President,                        7              Horace Mann
                          and         Trustee of     Horace Mann Life Insurance                                      Life Insurance
                          Chairman    Predecessor    Company and Horace Mann                                         Company;
                                      Funds from     Service Corporation; positions                                  Horace Mann
                                      1995 to 1996   with Horace Mann Educators                                      Service Corp.;
                                                     Corporation and its subsidiaries                                Horace Mann
                                                                                                                     Investors, Inc.

(1) Mr. Holt employs the Bernstein Unit of Alliance Capital Management, subadviser to the Equity Fund and the Socially Responsible Fund, to manage assets that he controls.

(2) Mr. Arisman and Mr. Lang are shareholders of an affiliate of the Administrator of the Trust.

(3) Mr. Zock is an employee and shareholder of an affiliate of the Administrator of the Trust and, therefore, is considered an affiliate of the Administrator.

HORACE MANN MUTUAL FUNDS                           2002 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

Officers

                           Position(s)            Term of Office
                           Held with                and Length                Principal Occupation(s)
Name and Age                 Fund                 of Time Served                During Past 5 Years
-----------------------------------------------------------------------------------------------------------------------
Christopher Fehr, 32       President               Since 2002        President and Director, Horace Investors Inc.;
                                                                     Compliance Officer for Advance Trading, Inc.
                                                                     (2000-2002); Compliance Analyst for State Farm
                                                                     Insurance Company (1994-2000)

Ann M. Caparros, 49        Secretary and Ethics    Since 1996        Director, Vice President, General Counsel,
                           Compliance Officer                        Chief Compliance Officer and
                                                                     Corporate Secretary, Horace Mann Life Insurance
                                                                     Company and Horace Mann Service Corporation;
                                                                     Secretary, Horace Mann Investors, Inc.; and
                                                                     positions with Horace Mann Educators Corporation
                                                                     and its subsidiaries

J. Michael Henderson, 60   Treasurer               Since 2002        Treasurer, Horace Mann Investors, Inc,;
                                                                     Vice President and Treasurer, Horace Mann Life
                                                                     Insurance Company and Horace Mann Service
                                                                     Corporation; and positions with Horace Mann
                                                                     Educators Corporation and its subsidiaries

Linda Sacco, 58            Assistant Secretary     Since 1987        Assistant Corporate Secretary, Horace Mann Life
                                                                     Insurance Company, Horace Mann Service
                                                                     Corporation, Horace Mann Investors, Inc.; and
                                                                     positions with Horace Mann Educators
                                                                     Corporation and its subsidiaries

Bret Conklin, 38           Controller              Since 2002        Senior Vice President and Controller, Horace Mann
                                                                     Life Insurance Company, Horace Mann Service
                                                                     Corporation, Horace Mann Investors, Inc.; and
                                                                     positions with Horace Mann Educators Corporation
                                                                     and its subsidiaries; Vice President Accounting
                                                                     Services, Kemper Insurance (2000-2002);
                                                                     Vice President and Controller, Horace Mann
                                                                     Educators Corporation and Horace Mann Life
                                                                     Insurance Company (1998-2000); Vice President and
                                                                     Controller, Pekin Insurance (1992-1998)

Diane Barnett, 48          Tax Compliance          Since 1995        Assistant Vice President, Tax Compliance Officer,
                           Officer                                   Horace Mann Life Insurance Company, Horace
                                                                     Mann Service Corporation, Horace Mann Investors,
                                                                     Inc.; and positions with Horace Mann Educators
                                                                     Corporation and its subsidiaries

The Statement of Additional Information for the Horace Mann Mutual Funds includes additional information about the Trustees and Officers and is available without charge by calling 1-800-999-1030.

                                   Horace Mann
                               Value proposition

Provide lifelong financial well-being for educators and their families through personalized service, advice and a full range of tailored insurance and financial products.

[PHOTO APPEARS HERE]


[LOGO OF HORACE MANN MUTUAL FUNDS]

The Horace Mann Companies
1 Horace Mann Plaza
Springfield, Illinois 62715-0001


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